UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

The James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

 Xenia, Ohio 45385

(Address of principal executive offices) (Zip code)

Barry R. James

 P.O. Box 8

Alpha, Ohio 45301

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2017 – June 30, 2018

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	5
Representation of Schedules of Investments	9
Disclosure of Fund Expenses	10
Schedule of Investments
James Balanced: Golden Rainbow Fund	11
James Small Cap Fund	24
James Mid Cap Fund	27
James Micro Cap Fund	30
James Aggressive Allocation Fund	32
James Long-Short Fund	35
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	48
James Balanced: Golden Rainbow Fund - Institutional Class	49
James Small Cap Fund	50
James Mid Cap Fund	51
James Micro Cap Fund	52
James Aggressive Allocation Fund	53
James Long-Short Fund	54
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	63
Additional Information	64
Disclosure Regarding Approval of Fund Advisory Agreements	65
Trustees & Officers	68
Privacy Policy	70

James Advantage Funds	Shareholder Letter

June 30, 2018 (Unaudited)

LETTER TO THE SHAREHOLDERS OF THE JAMES ADVANTAGE FUNDS

We always remember the money you have invested in our funds is directly tied to your future. It might be vacations or dream trips, college and career aspirations, retirement, charitable giving or providing for your family. As always, we have tried to build a no-load fund family which adequately addresses both risk and reward. We are honored and thankful for your trust. We are pleased to report all of our Funds made money during the last year.

While the stock market advanced last year, the advance was somewhat concentrated. For example, the top ten stocks in the S&P 500® Index were so dominant, if you excluded them the index would have returned 6.1% less than with them. It was a year of vastly varying sector returns. Our research shows Utility and Non-Cyclical stocks did little while Technology and Cyclical stocks did very well. We have had good diversification in your funds, which both helped and hurt at times.

Our flagship Fund, the James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. This worked very well in 2008, when the Fund was down 5.53% while the S&P 500® Index was down 37.00%. While we seek to continually improve results, we nonetheless remain committed to our time tested risk management philosophy.

Over the last year the markets were adapting to a change in direction by the Federal Reserve and also changes in government policy. Cuts in taxes and regulations were often seen as a boon to business and earnings. This gave a boost to the stock market while bonds generally produced income and little more. The Bloomberg Barclays U.S. Intermediate Term Government Bond Index actually saw losses in total return.

Here is some information about the past fiscal year.

The Market Over the Past Year

The S&P 500® Index, a commonly used barometer of the stock market, rose 14.37% over the twelve months ended June 30, 2018. The stock market started the fiscal year strong. However, in January it seemed like the market had gotten ahead of itself and needed a breather. It then experienced a correction of almost 9%. Then, the market made little progress the rest of the year as it remained in a trading range. Over these twelve months the Dow Jones Industrial Average rose 16.31%, while smaller capitalization stocks, represented by the Russell 2000® Index, rose 17.57%. At the other end of the return spectrum, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, a measure of the fixed income markets, fell 0.58% on a total return basis.

Investment Goals and Objectives

Our research team uses our proprietary approach to try and identify securities we believe are undervalued. In our experience, these stocks typically hold up better in difficult markets and have the potential to trade higher as the market rallies. We do not drift from our style simply because the markets are embracing a current, but temporary, fad. We believe value investing will outperform over the long run, a fact supported by much academic research. Investors should realize value investing does not always outperform growth and there are no assurances that value’s past outperformance will be repeated. The Long-Short Fund invests in long positions we view as undervalued and sells short securities that are overvalued. The James Aggressive Allocation Fund and James Balanced: Golden Rainbow Fund invest in equities, but also in high quality fixed income securities.

The investment objectives of each Fund are stated in its Prospectus, and each Fund has a primary benchmark that may help investors understand broad trends and portfolio performance. Some Funds also have a secondary benchmark. Of course, benchmarks do not take into account black-swan types of risks, unusual trends, or particularized investment goals.

Investment Philosophy

The Fund’s adviser does its own research using quantitative databases and statistical expertise and other elements to help measure risk levels and the potential impact on future stock and bond price movements. The adviser employs a proprietary investment approach to select equity securities it believes are undervalued and more likely to appreciate. The adviser focuses on characteristics such as being overlooked by Wall Street, management commitment and value. The adviser also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets, other financial statement data as well as its own proprietary calculations. The adviser evaluates over 8,000 companies of all capitalization ranges. For the James Micro Cap, the James Small Cap and the James Mid Cap Fund, the adviser refines its approach by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. For all Funds, the adviser normally will sell a security when the investment no longer meets the adviser’s investment criteria. The adviser’s Investment Committee has a great deal of investment experience, exceeding over 200 years in total with James. We believe our combination of quantitative modeling and hands-on management makes us unique and supports the James Advantage Funds.

Annual Report | June 30, 2018	1

Shareholder Letter	James Advantage Funds

June 30, 2018 (Unaudited)

Fund Performance

Three key issues have been driving the markets in the last fiscal year.

●	The stock and bond markets have had to adapt to a rising Federal Funds rate and Quantitative Tightening. Much of the stock advance in the last 10 years has come because of the support of the Federal Reserve.
●	The market seemed to anticipate the tax cuts and did well until a short time after their passage. The old investing proverb is “Buy on the rumor, sell on the news.”
●	Our economy continues to move ahead and this can be attractive to other investors. Of course, trade arguments and conflicts can eventually damage the global economic landscape.

The James Balanced: Golden Rainbow Fund Retail Class shares rose 1.87% over the twelve months ended June 30, 2018. Its blended secondary benchmark, a composite index comprised of the Russell 2000® Index, the S&P 500® Index and the Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index, rose by 7.53%. The Fund trailed this benchmark as our type of investing lagged growth stocks over the year. As mentioned previously, a narrow band of growth stocks added to the return of some of the indexes. In addition, bond prices fell during the period.

The largest contributors to the James Balanced: Golden Rainbow Fund’s performance were United Rentals, Inc. and Best Buy. United Rentals is an equipment rental company that serves the construction industry. The company returned 30.6% during the year as sales accelerated and the belief that they would increase further as infrastructure building was given serious discussion in Washington. Best Buy, a retail consumer electronics store, increased by 32.5% over the fiscal year. Much of the run-up can be attributed to higher consumer spending around the holiday season at the same time federal income tax cuts were being finalized.

The largest detractors to the Fund’s performance were the Unum Group and U.S. Treasury 2.75% due November 15, 2047. Unum Group provides group disability and special risk insurance to employees at their worksites. This long term holding declined 19.4% over the year after the company reported lower profits than estimated in their May 2, 2018 earnings announcement. Long term U.S. treasury bonds have been an important component of the James: Balanced Golden Rainbow Fund as they provide income and diversification to the stock portion of the Fund. During the fiscal year, the Federal Reserve was in the process of raising the Fed Funds rate in an effort to stem future inflation. Being a longer dated issue, these bonds have a higher sensitivity to interest rate changes.

The James Small Cap Fund rose 11.41% over the fiscal year versus a rise of 17.57% for the Russell 2000® Index, its benchmark. The Fund was helped by good returns in the Finance sector but hurt by losses in the Utility sector.

The top contributors to the Small Cap Fund’s performance were Weight Watchers International and Deckers Outdoor Corp. Weight Watchers International as its name suggests, provides weight control programs and support to its members. Sales and earnings continued to do well as Americans strived to be more healthy and fit. While being one of the smaller positions in the Fund, the 55.4% return for the fiscal year helped to boost the Net Asset Value (NAV). Deckers Outdoor Corp. designs and markets footwear for men, women and children. Some of their more well-known name brands include UGG Boots, Teva Sandals and Hoka running shoes. Deckers provided a nice return of 70.7% from the November purchase date. These strong returns can be attributed to five straight quarters of beating management targets and improved margins.

Detractors to the performance of the James Small Cap Fund were Applied Optoelectronics and AK Steel Holding Corporation. Applied Optoelectronics manufactures and supplies fiber-optic networking products. Pricing wars and competition hurt Applied Optoelectronics considerably in the latter half of the 2017 calendar year. Even though the stock was held for a very brief time, there was a 43% decline over the holding period. The stock was sold to avoid further losses in late October. AK Steel Holding Corp. produces carbon, stainless and electrical flat rolled steel for automotive, infrastructure and manufacturing markets. The stock declined 35.5% over the holding period, before it was sold by the Fund in November of 2017. Back to back quarters of negative earnings harmed the stock, shortly before the Trump Administration began to discuss tariffs on steel imports from outside the United States.

The James Mid Cap Fund rose 7.27% over the year while its benchmark, the S&P 400® MidCap Value Index, rose 11.17%. The Fund’s positions in Energy and Consumer Cyclical stocks boosted performance while the Industrial sector slipped.

The largest contributors to the James Mid Cap Fund’s performance were American Eagle Outfitters and First Solar, Inc. American Eagle Outfitters sells casual apparel, footwear and accessories to men, women and children. This long term holding returned 81.8% for the fiscal year as same store sales growth had been in the high single digits. First Solar, Inc. designs and manufactures solar panels and modules. The stock was up 71.9% in part to a new mandate that had been put in place by the California requiring new homes to be powered by solar panels.

Office Depot, Inc. and Pilgrim’s Pride Corporation were the top detractors to the James Mid Cap Fund’s performance. Office Depot, Inc. is a chain store that sells office products from warehouse stores and more recently online. The stock fell 45% and was removed from the Fund in November of 2017. Both sales and earnings began to lag due to increased online presence and competition from companies like Amazon and other discounters. Pilgrim’s Pride Corporation produces prepared and fresh chicken in the United States and Mexico. Recent acquisitions and mergers did not pay off as quickly as the company had planned, potentially adding more debt to the company as interest rates rose.

2	www.jamesfunds.com

James Advantage Funds	Shareholder Letter

June 30, 2018 (Unaudited)

The James Micro Cap Fund rose 11.62% while its benchmark, the Russell Microcap® Index, rose 20.21% over the fiscal year. This Fund focuses on companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds that invest primarily in such securities. The Fund’s position in Finance stocks helped performance while the Consumer Cyclical stocks lost ground.

LGI Homes and Enova International were top contributors to the James Micro Cap Fund’s performance. LGI Homes is a residential home builder that operates in Texas, Arizona, Florida and Georgia. After a strong run up the last quarter of 2017, the stock was sold in early 2018, but only after earning 42.8%. LGI did show strong increases in home closings on a year-over-year basis along with many other home builders as buyers rushed in to close on homes prior to higher interest rates. Enova International offers online financial services to individuals who have limited access to traditional banking services. Much of their income is derived from short-term or installment loans. The stock made 146% and was held over the entire fiscal year.

The largest detractors to the James Micro Cap Fund’s performance were Natural Health Trends Corp. and Flexsteel Industries, Inc. Natural Health Trends Corp. markets a line of natural health and beauty care products. This thinly traded micro cap stock pulled back in the fourth quarter of calendar year 2017 and was subsequently sold to avoid any further declines. Flexsteel Industries Inc. manufactures and sells furniture. Most of their product is sold to furniture dealers and or department stores who in turn sell to the end customer. Retail sales remained positive for the U.S. economy, however big ticket items trailed those of its smaller price tag brethren.

The James Long-Short Fund rose 1.35%, the S&P 500® Index, rose 14.37%. The Long-Short Fund can be leveraged up to 130%, but does not have to be leveraged, nor is it required to have any short positions at all. This Fund attempts to take advantage of volatile markets where it can capitalize on market swings, both up and down. The Fund’s prospectus advises shareholders and potential shareholders not to expect a tight correlation to the S&P 500® Index. The Fund lagged its benchmark because many of the stocks sold short were growth stocks, which outperformed the mostly value stocks held in long positions. The Fund did not use any bond investments during the year.

The largest contributors to performance of the James Long-Short Fund were Best Buy and Northrop Grumman. Best Buy, a retail consumer electronics store, increased by 32.5% during the fiscal year. Much of the run-up can be attributed to higher consumer spending around the holiday season at the same time federal income tax cuts were being finalized. Northrop Grumman is an aerospace and defense technology company. The stock was held for the entire fiscal year and made 21.5%. As tensions between countries escalate throughout the world, demand for Northrop Grumman’s aircraft and weaponry continue to have strong demand. Most of the company’s customers are governments across the globe.

Detractors to the James Long-Short Fund’s performance were holdings in Goodyear Tire and Rubber and Manpower Group. Goodyear Tire and Rubber manufactures and distributes tires for cars, trucks, heavy equipment and even airplanes. The stock peaked in January along with the rest of the market; however, it has not recovered and fell 25.6% over the fiscal year. Concerns in the automotive industry were exacerbated as talks of tariffs crept up. Sales moved ahead over the past year, however costs moved up at an ever higher rate, perhaps due to increased prices in petroleum, one of the components used in tire production. Manpower Group provides employment services including temporary staffing and permanent workers. Earnings over the past year have met expectations but the stock price suffered due to concerns over a potential economic slowdown in Europe.

Finally, the James Aggressive Allocation Fund rose 7.36% while its blended secondary benchmark, 65% Russell 3000® and 35% Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index, rose 9.24%. The Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. It is expected the Fund will usually run higher equity levels than the James Balanced: Golden Rainbow Fund and in this period it outperformed the James Balanced: Golden Rainbow Fund as a result. The Fund’s position in the Consumer Non-Cyclical sector added to performance while holdings in the Technology and Industrial sectors underperformed.

HollyFrontier Corporation and Weight Watchers International were the top contributors to the James Aggressive Fund’s performance. HollyFrontier Corporation refines, stores, transports and sells refined petroleum products. Even though HollyFrontier was not owned for the entire fiscal year, it did manage to return 91.3% over the holding period. Even as oil prices increased, the crack spread increased at an even quicker pace which allowed this refiner to increase margins. Weight Watchers International as its name suggests, provides weight control programs and support to its members. Sales and earnings continued to do well as Americans strived to be more healthy and fit. The Fund held Weight Watchers for a longer period of time and allowed for more capital appreciation than one of our other Funds. During its time in the Fund it returned 125% over the fiscal year.

The primary detractors to the performance of the James Aggressive Allocation Fund were McDermott International and Chesapeake Energy. McDermott International is a worldwide energy services company based out of Houston, Texas. The stock fluctuated in price per share from $16.14 up to $27.21, but never found a consistent up trend. Due to the timing of some of the purchases and sales by the Fund, the stock had a negative return of 26.3%. Chesapeake Energy produces oil and natural gas, but its main focus is on discovering natural gas reserves. For a very long time the stock decreased in price, bottoming out late February. Even though the stock maintained a very low Price/Earnings ratio, the stock was sold in October and replaced to not incur additional losses.

Annual Report | June 30, 2018	3

Shareholder Letter	James Advantage Funds

June 30, 2018 (Unaudited)

Please see the following charts for longer term comparisons for all our Funds.

Expectations for the Future

While no one knows the future, we try to study history and recent trends to get a feel for the risks in the different markets.

As we said last year “The Federal Reserve is raising rates and Washington remains disjointed.” The economy appears to be advancing and inflation has not accelerated much. Interest rates remain fairly low and corporate earnings have gotten a solid boost from growth and tax cuts. A possible trade war could sap much of the economy’s strength and history shows no one wins.

The stock market faces a number of hurdles. Valuations remain elevated and it seems a narrow group of large Technology stocks have been providing much of the returns in this market. Sentiment has shifted from over confidence to slightly scared. We have also observed some other unusual trends – where low quality stocks have been vastly outperforming higher quality stocks. This has never been sustainable in the past and a return to normal is growing more likely. We believe small stocks and bargain stocks, defined as those which enjoy good relative value, profitability and price strength, will eventually reap the benefits of the fact they have underperformed for a period of time.

Bonds lagged last year but have started to improve recently. We believe bonds will provide a good offset to the risks in stocks, but they are not going to produce a lot of income. In the Funds that hold bonds, we expect to start the year with modest durations in high quality bonds. Because we invest in only high quality bonds, sovereigns and U.S. government obligations, we do not expect problems to arise from a credit standpoint.

As we start the new fiscal year, our risk indicators suggest taking a somewhat neutral approach to equity levels. We still think the market is in a broad topping region, but these tops can take considerable time. We do think we will see better days for our style in the future.

Barry R. James, CFA, CIC

President

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only, and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither James Investment Research, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent loss.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors may obtain performance information current to the last month-end at www.jamesfunds.com.

Holdings shown represent an average weight in the Fund for the time period June 30, 2017 to June 30, 2018.

Barry R. James is a registered representative of ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

The Dow Jones Industrial Average is a price-weighted average of 30 actively traded Blue-Chip stocks.

Price/Earnings ratio is a valuation of a company’s current share price compared to its per-share earnings.

Price earnings multiple is a measure of how expensive a stock is.

“Black swan” risks relate to an event or occurrence that deviates beyond what is normally expected of a situation and is extremely difficult to predict.

Return on assets is an indicator of how profitable a company is relative to its total assets.

Quantitative Tightening is a course of action undertaken by the Federal Reserve to constrict spending in an economy that is seen to be growing too quickly or to curb inflation when it is rising too fast.

Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment loss.

4	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	1.87%	4.35%	5.47%	7.52%
S&P 500® Index	14.37%	13.42%	10.17%	9.81%
Blended Index(1)	7.53%	7.36%	7.11%	8.01%
Russell 2000® Index	17.57%	12.46%	10.60%	10.32%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	-0.58%	1.60%	3.08%	5.18%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2017, was 0.97%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns

	1 Year	5 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	2.11%(3)	4.62%	8.35%
S&P 500® Index	14.37%	13.42%	18.10%
Blended Index(1)	7.53%	7.36%	10.87%
Russell 2000® Index	17.57%	12.46%	19.03%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	-0.58%	1.60%	2.97%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Inception was March 2, 2009.

(3)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2017, was 0.72%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2018	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund
Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	11.41%	7.26%	7.66%	8.07%
Russell 2000® Index	17.57%	12.46%	10.60%	9.59%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2017, was 1.52%.

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Mid Cap Fund	7.27%	8.36%	6.40%	5.93%
S&P MidCap 400® Value Index	11.17%	11.96%	10.44%	8.89%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2017, was 1.52%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and Poor’s methodology.

The Russell 2000® Index and S&P MidCap Value 400® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

6	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund
Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Micro Cap Fund	11.62%	11.45%	11.81%
Russell Microcap® Index	20.21%	12.78%	14.95%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2017, was 1.52%.

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund
Average Annual Total Returns

	1 Year	Since Inception(2)
James Aggressive Allocation Fund	7.36%	2.82%
Russell 3000® Index	14.78%	11.35%
Blended Index(1)	9.24%	8.12%

(1)	The Blended Index is comprised of a 35% weighting in the Barclays U.S. Aggregate Government/Credit Bond Index and a 65% weighting in the Russell 3000® Index.

(2)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2017, was 1.01%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 3000® Index is a stock market index of U.S. stocks. The index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Government/Credit Bond Index (an unmanaged index generally representative of dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity greater than one year).

The Russell Microcap® Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2018	7

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund
Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Long-Short Fund	1.35%	4.39%	5.46%
S&P 500® Index	14.37%	13.42%	13.10%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2017, was 1.58%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index is a widely recognized unmanaged index of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index return does not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

8	www.jamesfunds.com

James Advantage Funds	Representation of Schedules of Investments

June 30, 2018 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)*

James Small Cap Fund -Industry Sector Allocation (% of Net Assets)*

James Mid Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation (% of Net Assets)*

James Long-Short Fund - Industry Sector Allocation (% of Net Assets)*

(Cash and Cash Equivalents and Other Assets in Excess of Liabilities not included)

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | June 30, 2018	9

Disclosure of Fund Expenses	James Advantage Funds

June 30, 2018 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2018 through June 30, 2018.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2018(a)	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.00%	$1,000.00	$973.70	$4.89
Retail Class Hypothetical (5% return before expenses)	1.00%	$1,000.00	$1,019.84	$5.01
Institutional Class Actual	0.74%	$1,000.00	$975.20	$3.62
Institutional Class Hypothetical (5% return before expenses)	0.74%	$1,000.00	$1,021.12	$3.71
James Small Cap Fund
Actual	1.50%	$1,000.00	$996.70	$7.43
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50
James Mid Cap Fund
Actual	1.50%	$1,000.00	$970.10	$7.33
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50
James Micro Cap Fund
Actual	1.50%	$1,000.00	$1,037.70	$7.58
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50
James Aggressive Allocation Fund
Actual	0.98%	$1,000.00	$978.00	$4.81
Hypothetical (5% return before expenses)	0.98%	$1,000.00	$1,019.93	$4.91
James Long-Short Fund
Actual	1.59%(c)	$1,000.00	$944.50	$7.67
Hypothetical (5% return before expenses)	1.59%(c)	$1,000.00	$1,016.91	$7.95

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

(c)	Dividend and interest expense on securities sold short and interest expense totaled 0.09% (annualized) of average net assets for the six months ended June 30, 2018. Total annual operating expense of 1.59% includes the 0.09% of dividend and interest expense.

10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2018

Shares or Principal Amount		Value
COMMON STOCKS-47.22%
	Basic Materials-4.50%
57,065	AdvanSix, Inc.*	$2,090,291
35,910	Alcoa Corp.*	1,683,461
68,725	Allegheny Technologies, Inc.*	1,726,372
24,145	Arch Coal, Inc., Class A	1,893,692
222,205	Avery Dennison Corp.	22,687,130
45,860	Boise Cascade Co.	2,049,942
251,470	Celanese Corp., Series A	27,928,258
38,800	Chemours Co.	1,721,168
253,315	Cleveland-Cliffs, Inc.*	2,135,445
67,405	Covia Holdings Corp.*	1,251,037
18,660	Eastman Chemical Co.	1,865,254
173,050	Fortuna Silver Mines, Inc.*	982,924
930,620	Golden Star Resources, Ltd.*	628,169
128,605	Harsco Corp.*	2,842,171
281,690	Hudbay Minerals, Inc.	1,577,464
66,650	Huntsman Corp.	1,946,180
37,740	International Paper Co.	1,965,499
198,100	Intrepid Potash, Inc.*	812,210
18,870	KMG Chemicals, Inc.	1,392,229
30,130	Koppers Holdings, Inc.*	1,155,486
41,515	Kraton Corp.*	1,915,502
81,530	Kronos Worldwide, Inc.	1,836,871
69,635	Louisiana-Pacific Corp.	1,895,465
18,760	LyondellBasell Industries NV, Class A	2,060,786
36,635	Materion Corp.	1,983,785
52,740	Mercer International, Inc.	922,950
56,210	NL Industries, Inc.*	489,027
49,610	Norbord, Inc.	2,039,963
96,480	Rayonier Advanced Materials, Inc.	1,648,843
21,580	Schnitzer Steel Industries, Inc., Class A	727,246
42,185	Steel Dynamics, Inc.	1,938,401
26,675	Trinseo SA	1,892,591
56,745	United States Steel Corp.	1,971,889
59,025	Universal Forest Products, Inc.	2,161,496
23,295	Westlake Chemical Corp.	2,507,241
		106,326,438

	Consumer, Cyclical-8.69%
71,305	Abercrombie & Fitch Co., Class A	1,745,546
85,270	Acushnet Holdings Corp.	2,085,704
36,695	AMC Networks, Inc., Class A*	2,282,429
99,255	American Eagle Outfitters, Inc.	2,307,679
225,040	Arcos Dorados Holdings, Inc., Class A	1,564,028
28,380	Asbury Automotive Group, Inc.*	1,945,449
42,000	Athene Holding, Ltd., Class A*	1,841,280
28,895	Atlas Air Worldwide Holdings, Inc.*	2,071,771
183,060	Avianca Holdings SA, Sponsored ADR	1,182,568
341,845	Best Buy Co., Inc.	25,494,800
81,725	Bloomin' Brands, Inc.	1,642,672
42,960	Brinker International, Inc.	2,044,896
32,610	Brunswick Corp.	2,102,693
88,020	Buckle, Inc.	2,367,738
60,055	Caleres, Inc.	2,065,291

See Notes to Financial Statements.

Annual Report | June 30, 2018	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2018

Shares or Principal Amount		Value
	Consumer, Cyclical (continued)
111,545	Callaway Golf Co.	$2,116,009
92,740	Cannae Holdings, Inc*	1,720,327
31,115	Carnival Corp.	1,783,201
73,030	Century Communities, Inc.*	2,304,096
202,685	Chico's FAS, Inc.	1,649,856
60,060	China Yuchai International, Ltd.	1,303,302
23,835	Columbia Sportswear Co.	2,180,187
31,670	CVS Health Corp.	2,037,964
20,705	Deckers Outdoor Corp.*	2,337,387
27,220	Dillard's, Inc., Class A	2,572,290
83,665	Discovery Communications, Inc., Class A*	2,300,787
43,515	DR Horton, Inc.	1,784,115
83,405	DSW, Inc., Class A	2,153,517
85,695	Fiat Chrysler Automobiles NV	1,618,779
178,650	Ford Motor Co.	1,977,655
69,015	Gap, Inc.	2,235,396
53,845	General Motors Co.	2,121,493
28,975	Group 1 Automotive, Inc.	1,825,425
85,955	Guess?, Inc.	1,839,437
48,010	Harley-Davidson, Inc.	2,020,261
217,590	Hawaiian Holdings, Inc.	7,822,361
34,675	Herbalife Nutrition, Ltd.*	1,862,741
45,400	Insight Enterprises, Inc.*	2,221,422
9,960	Johnson Outdoors, Inc., Class A	841,919
71,045	KB Home	1,935,266
32,415	Kohl's Corp.	2,363,054
25,480	Las Vegas Sands Corp.	1,945,653
61,880	M/I Homes, Inc.*	1,638,582
65,195	Macy's, Inc.	2,440,249
61,563	MDC Holdings, Inc.	1,894,294
165,030	Meritage Homes Corp.*	7,253,069
31,785	Michael Kors Holdings, Ltd.*	2,116,881
53,350	Navistar International Corp.*	2,172,412
117,895	News Corp., Class B	1,868,636
620	NVR, Inc.*	1,841,617
26,415	Omnicom Group, Inc.	2,014,672
30,360	PACCAR, Inc.	1,881,106
33,230	Patrick Industries, Inc.*	1,889,126
63,460	Penn National Gaming, Inc.*	2,131,621
41,690	Penske Automotive Group, Inc.	1,953,177
60,605	Pinnacle Entertainment, Inc.*	2,044,207
17,855	Polaris Industries, Inc.	2,181,524
63,090	PulteGroup, Inc.	1,813,838
81,415	Qurate Retail, Inc.*	1,727,626
19,815	RH*	2,768,156
46,940	Rush Enterprises, Inc., Class A*	2,036,257
131,775	Sally Beauty Holdings, Inc.*	2,112,353
69,345	Sinclair Broadcast Group, Inc., Class A	2,229,442
35,325	SkyWest, Inc.	1,833,368
21,565	SodaStream International, Ltd.*	1,839,495
8,155	Stamps.com, Inc.*	2,063,623
64,188	Systemax, Inc.	2,203,574
63,515	Tailored Brands, Inc.	1,620,903
115,150	Tilly's, Inc., Class A	1,744,523

See Notes to Financial Statements.

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2018

Shares or Principal Amount		Value
	Consumer, Cyclical (continued)
44,950	Toll Brothers, Inc.	$1,662,701
111,150	TRI Pointe Group, Inc.*	1,818,414
28,990	United Continental Holdings, Inc.*	2,021,473
50,900	Urban Outfitters, Inc.*	2,267,595
63,770	Viacom, Inc., Class B	1,923,303
55,505	Viacom, Inc., Class A	1,967,652
149,005	Wal-Mart Stores, Inc.	12,762,278
70,995	William Lyon Homes, Class A*	1,647,084
50,955	Winnebago Industries, Inc.	2,068,773
46,540	World Wrestling Entertainment, Inc., Class A	3,389,043
10,220	Wynn Resorts, Ltd.	1,710,215
		204,171,306

	Consumer, Non-cyclical-5.53%
19,605	AbbVie, Inc.	1,816,403
36,325	Amn Healthcare Services, Inc.*	2,128,645
71,935	Anthem, Inc.	17,122,688
44,785	Archer-Daniels-Midland Co.	2,052,497
23,945	ASGN, Inc.*	1,872,260
44,060	Avis Budget Group, Inc.*	1,431,950
41,480	Cal-Maine Foods, Inc.*	1,901,858
103,290	CBIZ, Inc.*	2,375,670
17,030	Dun & Bradstreet Corp.	2,088,729
28,140	Express Scripts Holding Co.*	2,172,689
102,020	First Data Corp., Class A*	2,135,279
48,540	FTI Consulting, Inc.*	2,935,699
179,745	Gannett Co., Inc.	1,923,271
47,150	Grand Canyon Education, Inc.*	5,262,412
20,015	HCA Healthcare, Inc.	2,053,539
30,030	Heidrick & Struggles International, Inc.	1,051,050
21,665	Helen of Troy, Ltd.*	2,132,919
30,340	ICF International, Inc.	2,155,657
17,340	JM Smucker Co.	1,863,703
45,010	K12, Inc.*	736,814
111,945	Kelly Services, Inc., Class A	2,513,165
36,430	Korn/Ferry International	2,256,110
11,415	Laboratory Corp. of America Holdings*	2,049,335
66,070	Lantheus Holdings, Inc.*	961,319
36,430	LifePoint Health, Inc.*	1,777,784
153,225	Mallinckrodt PLC*	2,859,179
90,358	ManpowerGroup, Inc.	7,776,209
16,825	Medifast, Inc.	2,694,692
650,000	Pfizer, Inc.	23,582,000
93,010	Pilgrim's Pride Corp.*	1,872,291
31,575	Robert Half International, Inc.	2,055,533
45,000	Schweitzer-Mauduit International, Inc.	1,967,400
34,465	Sotheby's*	1,872,828
61,395	Tenet Healthcare Corp.*	2,061,030
37,365	TriNet Group, Inc.*	2,090,198
82,135	TrueBlue, Inc.*	2,213,538
29,105	Tyson Foods, Inc., Class A	2,003,879
42,920	United Natural Foods, Inc.*	1,830,967
19,095	United Therapeutics Corp.*	2,160,599
236,478	Valhi, Inc.	1,125,635

See Notes to Financial Statements.

Annual Report | June 30, 2018	13

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2018

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
27,965	Weight Watchers International, Inc.*	$2,827,262
9,085	WellCare Health Plans, Inc.*	2,237,090
		130,001,775

	Energy-3.38%
625,415	Chesapeake Energy Corp.*	3,277,175
15,700	Chevron Corp.	1,984,951
44,360	ConocoPhillips	3,088,343
30,235	Continental Resources, Inc.*	1,958,019
50,870	CVR Energy, Inc.	1,881,681
40,660	Delek US Holdings, Inc.	2,039,912
572,445	Denbury Resources, Inc.*	2,753,460
295,000	Equinor ASA, Sponsored ADR	7,790,950
216,580	Gulfport Energy Corp.*	2,722,411
29,805	HollyFrontier Corp.	2,039,556
210,075	Laredo Petroleum, Inc.*	2,020,922
59,850	Mammoth Energy Services, Inc.*	2,032,506
99,060	Marathon Oil Corp.	2,066,392
98,133	McDermott International, Inc.*	1,928,313
66,700	Murphy Oil Corp.	2,252,459
59,540	Noble Energy, Inc.	2,100,571
172,625	Oasis Petroleum, Inc.*	2,238,946
51,490	Peabody Energy Corp.	2,341,765
93,665	Phillips 66	10,519,516
163,025	QEP Resources, Inc.*	1,998,687
34,365	SolarEdge Technologies, Inc.*	1,644,365
167,205	SRC Energy, Inc.*	1,842,599
90,125	Valero Energy Corp.	9,988,554
63,565	Viper Energy Partners LP	2,028,359
73,575	Warrior Met Coal, Inc.	2,028,463
43,440	Whiting Petroleum Corp.*	2,290,157
		78,859,032

	Financial-8.94%
36,190	AerCap Holdings NV*	1,959,689
43,900	Aflac, Inc.	1,888,578
45,260	Air Lease Corp.	1,899,562
91,440	Aircastle, Ltd.	1,874,520
20,565	Allstate Corp.	1,876,968
73,760	Ally Financial, Inc.	1,937,675
66,215	American Equity Investment Life Holding Co.	2,383,740
19,815	American Express Co.	1,941,870
46,293	American Financial Group, Inc.	4,968,628
180,920	Ashford Hospitality Trust, Inc., REIT	1,465,452
73,775	Associated Banc-Corp	2,014,057
72,140	B. Riley Financial, Inc.	1,626,757
66,065	Bank of America Corp.	1,862,372
35,270	Bank of New York Mellon Corp.	1,902,111
160,585	BGC Partners, Inc., Class A	1,817,822
21,975	Capital One Financial Corp.	2,019,502
88,950	Carlyle Group LP	1,894,635
95,995	CBRE Group, Inc, Class A*	4,582,801
64,390	Chesapeake Lodging Trust, REIT	2,037,300
11,355	Cigna Corp.	1,929,782

See Notes to Financial Statements.

14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2018

Shares or Principal Amount		Value
	Financial (continued)
39,970	CNA Financial Corp.	$1,825,830
95,910	CNO Financial Group, Inc.	1,826,126
39,230	CorEnergy Infrastructure Trust, Inc., REIT	1,475,048
170,045	DiamondRock Hospitality Co., REIT	2,088,153
48,810	Employers Holdings, Inc.	1,962,162
43,840	Encore Capital Group, Inc.*	1,604,544
143,165	Enova International, Inc.*	5,232,681
18,750	Evercore, Inc., Class A	1,977,187
123,300	EZCORP, Inc., Class A*	1,485,765
59,645	Fifth Third Bancorp	1,711,811
264,250	First BanCorp*	2,021,512
4,545	First Citizens BancShares, Inc., Class A	1,832,998
96,700	Forestar Group, Inc.*	2,006,525
8,230	Goldman Sachs Group, Inc.	1,815,291
97,300	Host Hotels & Resorts, Inc., REIT	2,050,111
20,365	Infinity Property & Casualty Corp.	2,898,958
119,175	Invesco Mortgage Capital, Inc., REIT	1,894,883
11,480	Jones Lang LaSalle, Inc.	1,905,565
277,360	JPMorgan Chase & Co.	28,900,912
136,720	Ladder Capital Corp., REIT	2,135,566
51,230	Legg Mason, Inc.	1,779,218
44,845	LGI Homes, Inc.*	2,588,902
29,945	LPL Financial Holdings, Inc.	1,962,595
31,270	McGrath RentCorp	1,978,453
41,720	MetLife, Inc.	1,818,992
186,945	MGIC Investment Corp.*	2,004,050
37,360	Morgan Stanley	1,770,864
15,310	MutualFirst Financial, Inc.	577,953
232,630	Nelnet, Inc., Class A	13,587,918
59,955	OneMain Holdings, Inc.*	1,995,902
44,685	Piper Jaffray Cos.	3,434,042
32,240	Progressive Corp.	1,906,996
104,290	Santander Consumer U.S.A. Holdings, Inc.	1,990,896
19,905	State Street Corp.	1,852,956
33,025	Stifel Financial Corp.	1,725,556
29,285	SunTrust Banks, Inc.	1,933,396
59,820	Synchrony Financial	1,996,792
36,945	Synovus Financial Corp.	1,951,804
77,905	TCF Financial Corp.	1,918,021
146,625	Third Point Reinsurance, Ltd.*	1,832,813
183,270	Torchmark Corp.	14,920,011
56,550	Triton International, Ltd.	1,733,823
83,480	Umpqua Holdings Corp.	1,885,813
58,920	Universal Insurance Holdings, Inc.	2,068,092
425,000	Unum Group	15,720,750
57,375	Virtu Financial, Inc., Class A	1,523,306
105,165	Waddell & Reed Financial, Inc., Class A	1,889,815
35,810	Walker & Dunlop, Inc.	1,992,827
99,030	Western Union Co.	2,013,280
86,370	Xenia Hotels & Resources, Inc., REIT	2,103,973
35,260	Zions Bancorporation	1,857,849
		210,853,107

See Notes to Financial Statements.

Annual Report | June 30, 2018	15

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2018

Shares or Principal Amount		Value
	Industrial-6.28%
31,785	AGCO Corp.	$1,929,985
46,800	Allison Transmission Holdings, Inc.	1,894,932
471,615	American Axle & Manufacturing Holdings, Inc.*	7,338,329
19,160	ArcBest Corp.	875,612
107,725	Atkore International Group, Inc.*	2,237,448
51,180	Ball Corp.	1,819,449
39,790	BorgWarner, Inc.	1,717,336
53,560	CAI International, Inc.*	1,244,734
148,115	Casella Waste Systems, Inc., Class A*	3,793,225
13,035	Caterpillar, Inc.	1,768,458
45,610	Comfort Systems USA, Inc.	2,088,938
16,100	Cooper-Standard Holding, Inc.*	2,103,787
43,130	Crown Holdings, Inc.*	1,930,499
13,520	Cummins, Inc.	1,798,160
81,925	Dana, Inc.	1,654,066
12,500	Deere & Co.	1,747,500
1	Delphi Automotive PLC	45
15,130	Encore Wire Corp.	717,918
28,070	GATX Corp.	2,083,636
41,590	Generac Holdings, Inc.*	2,151,451
67,000	Global Brass & Copper Holdings, Inc.	2,100,450
104,690	H&E Equipment Services, Inc.	3,937,391
89,980	Hollysys Automation Technologies, Ltd.	1,992,157
20,745	Kadant, Inc.	1,994,632
119,485	KBR, Inc.	2,141,171
34,950	Kimball Electronics, Inc.*	639,585
10,200	Lear Corp.	1,895,262
520,890	Magna International, Inc.	30,279,336
61,065	Matson, Inc.	2,343,675
93,765	Meritor, Inc.*	1,928,746
102,700	Milacron Holdings Corp.*	1,944,111
22,495	MSA Safety, Inc.	2,167,168
15,030	NACCO Industries, Inc., Class A	507,263
107,825	NCI Building Systems, Inc.*	2,264,325
26,690	Oshkosh Corp.	1,876,841
102,505	Owens-Illinois, Inc.*	1,723,109
17,125	Packaging Corp. of America	1,914,404
21,395	Reliance Steel & Aluminum Co.	1,872,918
71,615	Silgan Holdings, Inc.	1,921,430
37,460	Sonoco Products Co.	1,966,650
64,970	Stoneridge, Inc.*	2,283,046
42,825	Tenneco, Inc.	1,882,587
48,290	Terex Corp.	2,037,355
41,590	Timken Co.	1,811,245
56,550	Tower International, Inc.	1,798,290
71,475	TriMas Corp.*	2,101,365
146,415	United Rentals, Inc.*	21,613,782
54,900	Vectrus, Inc.*	1,692,018
6,815	WW Grainger, Inc.	2,101,746
14,250	Zebra Technologies Corp., Class A*	2,041,313
		147,668,879

	Technology-8.13%
720,542	ACCO Brands Corp.	9,979,507

See Notes to Financial Statements.

16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2018

Shares or Principal Amount		Value
	Technology (continued)
11,665	Amgen, Inc.	$2,153,242
36,120	Appfolio, Inc., Class A*	2,208,738
37,250	Applied Materials, Inc.	1,720,577
73,365	ARRIS International PLC*	1,793,407
167,225	Arrow Electronics, Inc.*	12,588,698
49,890	Avnet, Inc.	2,139,782
32,520	Blucora, Inc.*	1,203,240
50,000	Cabot Microelectronics Corp.	5,378,000
12,430	CACI International, Inc., Class A*	2,095,076
25,595	CDW Corp.	2,067,820
18,375	Citrix Systems, Inc.*	1,926,435
442,810	Corning, Inc.	12,181,703
63,770	CTS Corp.	2,295,720
125,370	Cypress Semiconductor Corp.	1,953,265
186,500	Deluxe Corp.	12,348,165
65,425	Diodes, Inc.*	2,255,200
39,840	DXC Technology Co.	3,211,502
18,885	Enanta Pharmaceuticals, Inc.*	2,188,771
68,310	Engility Holdings, Inc.*	2,093,018
57,580	Entegris, Inc.	1,951,962
93,180	EVERTEC, Inc.	2,035,983
59,335	Fabrinet*	2,188,868
33,025	Garmin, Ltd.	2,014,525
113,195	Hewlett Packard Enterprise Co.	1,653,779
89,885	HP, Inc.	2,039,491
135,170	Innoviva, Inc.*	1,865,346
363,510	Intel Corp.	18,070,082
25,385	InterDigital, Inc.	2,053,647
150,565	KEMET Corp.*	3,636,145
85,020	Kulicke & Soffa Industries, Inc.	2,025,176
10,125	Lam Research Corp.	1,750,106
6,135	Lockheed Martin Corp.	1,812,463
89,720	Micron Technology, Inc.*	4,704,917
17,955	MKS Instruments, Inc.	1,718,294
18,285	Motorola Solutions, Inc.	2,127,825
69,035	NCR Corp.*	2,069,669
17,500	Northrop Grumman Corp.	5,384,750
27,210	Nova Measuring Instruments, Ltd.*	741,473
85,645	ON Semiconductor Corp.*	1,904,317
224,340	Orbotech, Ltd.*	13,864,212
54,430	PC Connection, Inc.	1,807,076
9,930	Perspecta, Inc.	204,062
24,565	Qorvo, Inc.*	1,969,376
84,570	Sabre Corp.	2,083,805
22,605	Science Applications International Corp.	1,829,423
35,005	Seagate Technology PLC	1,976,732
20,825	Shutterfly, Inc.*	1,874,875
113,400	SYNNEX Corp.	10,944,234
66,905	Syntel, Inc.*	2,146,981
33,160	Ultra Clean Holdings, Inc.*	550,456
52,730	United States Cellular Corp.*	1,953,119
105,300	Vishay Intertechnology, Inc.	2,442,960

See Notes to Financial Statements.

Annual Report | June 30, 2018	17

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2018

Shares or Principal Amount		Value
	Technology (continued)
24,900	Western Digital Corp.	$1,927,509
		191,105,504

	Utilities-1.77%
158,285	AES Corp.	2,122,602
88,658	AT&T, Inc.	2,846,808
191,850	CenterPoint Energy, Inc.	5,316,163
30,755	Energen Corp.*	2,239,579
53,107	Entergy Corp.	4,290,515
47,360	Exelon Corp.	2,017,536
57,375	FirstEnergy Corp.	2,060,336
45,710	New Jersey Resources Corp.	2,045,523
82,270	NRG Energy, Inc.	2,525,689
69,210	Pinnacle West Capital Corp.	5,575,558
83,220	PNM Resources, Inc.	3,237,258
479,790	Southwestern Energy Co.*	2,542,887
74,295	Telephone & Data Systems, Inc.	2,037,169
41,040	Verizon Communications, Inc.	2,064,722
		40,922,345

TOTAL COMMON STOCKS (Cost $880,557,984)		1,109,908,386

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-0.49%
114,500	iShares® Gold Trust ETF*	1,376,290
92,910	iShares® MSCI All Peru Capped ETF	3,646,717
429,760	iShares® Silver Trust ETF*	6,510,864

TOTAL EXCHANGE TRADED FUNDS (Cost $9,460,245)		11,533,871

Shares or Principal Amount		Value
CORPORATE BONDS-8.52%
	Basic Materials-0.07%
$1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,529,669

	Consumer, Cyclical-0.55%
5,000,000	eBay, Inc., 2.600%, 7/15/22	4,772,997
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	4,879,644
785,000	McDonald's Corp., 5.700%, 2/1/39	897,018
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,322,558
		12,872,217
	Consumer, Non-cyclical-0.63%
10,000,000	Coca-Cola Co., 3.200%, 11/1/23	9,968,943
1,950,000	Dr Pepper Snapple Group, Inc., 2.530%, 11/15/21	1,883,665
3,000,000	Hershey Co., 4.125%, 12/1/20	3,080,190
		14,932,798
	Energy-1.44%
5,000,000	Apache Corp., 3.250%, 4/15/22	4,874,121
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	4,982,876
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	4,884,759
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	6,481,002

See Notes to Financial Statements.

18	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2018

Shares or Principal Amount		Value
	Energy (continued)
$2,625,000	Shell International Finance BV, 4.375%, 5/11/45	$2,688,529
10,000,000	Statoil ASA, 2.250%, 11/8/19	9,928,036
		33,839,323
	Financial-2.84%
3,000,000	American Express Credit Corp., 2.125%, 7/27/18	2,999,302
5,250,000	American Express Credit Corp., 2.600%, 9/14/20	5,189,919
5,000,000	Australia & New Zealand Banking Group, Ltd., 2.625%, 5/19/22	4,831,947
8,100,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	8,322,584
10,000,000	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	9,769,653
10,000,000	HSBC Holdings PLC, 4.000%, 3/30/22	10,143,299
5,000,000	National Australia Bank, Ltd., 2.500%, 5/22/22	4,789,622
5,000,000	National Rural Utilities Cooperative Finance Corp., 2.450%, 6/15/22	4,768,763
6,000,000	PNC Bank NA, 2.950%, 2/23/25	5,742,453
5,305,000	US Bank NA Cincinnati, 3M US L + 0.32%, 1/24/20(a)	5,316,314
5,000,000	Wells Fargo & Co., 2.500%, 3/4/21	4,890,523
		66,764,379
	Industrial-0.64%
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,512,412
10,000,000	General Electric Co., 3M US L + 0.80%, 4/15/20(a)	10,065,619
1,000,000	General Electric Co., 2.700%, 10/9/22	967,379
2,000,000	General Electric Co., 6.875%, 1/10/39	2,531,115
		15,076,525
	Technology-2.35%
8,000,000	Alphabet, Inc., 3.625%, 5/19/21	8,168,960
3,419,000	Apple, Inc., 1.550%, 2/7/20	3,358,286
10,000,000	Apple, Inc., 3M US L + 0.20%, 2/7/20(a)	10,027,503
4,840,000	Gilead Sciences, Inc., 4.600%, 9/1/35	4,978,297
5,000,000	Intel Corp., 3.300%, 10/1/21	5,047,903
5,000,000	Intel Corp., 2.875%, 5/11/24	4,840,416
9,000,000	Microsoft Corp., 1.850%, 2/6/20	8,884,710
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,326,174
6,000,000	Oracle Corp., 2.400%, 9/15/23	5,657,734
		55,289,983

TOTAL CORPORATE BONDS (Cost $201,688,611)		200,304,894

Shares or Principal Amount		Value
MUNICIPAL BONDS-6.52%
	Florida-0.57%
10,775,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series C, 5.000%, 6/1/23	12,268,846
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,012,510
		13,281,356
	Georgia-0.37%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, Partially Prefunded, 4.500%, 1/1/29(b)	3,040,590
5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	5,627,300
		8,667,890
	Hawaii-0.43%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	10,062,270

	Maryland-0.21%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	5,005,450

See Notes to Financial Statements.

Annual Report | June 30, 2018	19

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2018

Shares or Principal Amount		Value
	Ohio-1.83%
$7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	$7,368,348
5,450,000	City of Columbus General Obligation Various Purpose Limited Tax Bonds, Series B, 3.250%, 8/15/24	5,693,124
5,000,000	County of Cuyahoga General Obligation Limited (Capital Improvement), Series A, 4.000%, 12/1/37	5,121,200
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,421,000
11,000,000	5.500%, 1/1/51	11,932,470
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), Prerefunded 12/1/18 @ 100, 5.000%, 12/1/33(b)	1,116,071
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,146,060
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	569,150
3,475,000	State of Ohio General Obligation Unlimited Bonds, Series C, 5.000%, 9/1/19	3,612,367
1,000,000	The Ohio State University Revenue Bonds, Series A, Prerefunded 12/1/18 @ 100, 5.000%, 12/1/28(b)	1,014,422
		42,994,212
	Pennsylvania-1.29%
7,050,000	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series, 5.000%, 9/15/26	8,145,570
20,000,000	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series, Prefunded 6/1/22 @ 100, 5.000%, 6/1/24(b)	22,294,000
		30,439,570
	Tennessee-0.23%
5,000,000	Metropolitan Government of Nashville & Davidson County TN General Obligation Unlimited Bonds, Series C, 4.000%, 7/1/24	5,467,550

	Texas-0.88%
5,000,000	Houston Texas Independent School District General Obligation Limited Bonds, Series A, 5.000%, 2/15/28	5,816,700
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	5,690,471
7,620,000	Transportation Community Mobility General Obligation Unlimited Bonds, Series A, 5.000%, 10/1/25	8,941,003
235,000	Tyler Independent School District General Obligation Unlimited Bonds, Unrefunded 2016, 5.000%, 2/15/34	235,632
		20,683,806
	Washington-0.48%
5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	5,158,050
5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	6,148,648
		11,306,698
	Wisconsin-0.23%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, Prefunded 5/1/21 @ 100, 5.000%, 5/1/25(b)	5,421,750

TOTAL MUNICIPAL BONDS (Cost $152,415,063)		153,330,552

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-10.40%
	Federal Agricultural Mortgage Corporation-0.69%
$10,000,000	3M US L + 0.08%, 1/3/22(a)	10,050,939
6,177,000	3.150%, 11/9/27	6,082,560
		16,133,499
	Federal Farm Credit Banks-2.50%
10,000,000	1.170%, 5/16/19	9,899,660
10,000,000	2.350%, 5/2/24	9,529,670
5,725,000	2.750%, 11/6/26	5,545,401
10,000,000	3.300%, 3/22/27	10,000,110

See Notes to Financial Statements.

20	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2018

Shares or Principal Amount		Value
	Federal Farm Credit Banks (continued)
$10,000,000	2.800%, 6/2/28	$9,372,300
5,000,000	3.390%, 5/20/30	4,840,765
5,000,000	3.420%, 5/27/31	4,899,860
5,000,000	3.110%, 11/1/33	4,765,170
		58,852,936
	Federal Home Loan Banks-5.83%
50,000,000	1.000%, 8/28/18	49,921,250
11,250,000	1.200%, 5/23/19	11,134,204
5,000,000	1.600%, 10/22/20	4,876,305
10,000,000	2.050%, 6/9/23	9,561,480
10,000,000	2.875%, 6/13/25	9,879,020
10,000,000	2.620%, 4/28/26	9,496,740
10,000,000	3.000%, 7/12/27	9,576,880
5,981,481	3.000%, 4/18/31	5,618,400
19,000,000	2.000%, 6/30/31(c)	17,752,270
5,000,000	4.080%, 5/25/33	5,035,655
4,200,000	4.200%, 7/11/33	4,181,730
		137,033,934
	Federal Home Loan Mortgage Corporation-0.63%
5,000,000	1.500%, 8/26/19(c)	4,970,925
10,000,000	1.800%, 4/13/20	9,855,650
		14,826,575
	Tennessee Valley Authority-0.54%
10,000,000	5.250%, 9/15/39	12,625,340

	United States Department of Housing and Urban Development-0.21%
5,000,000	2.050%, 8/1/19	4,972,300

TOTAL U.S. GOVERNMENT AGENCIES (Cost $250,827,271)		244,444,584

Shares or Principal Amount		Value
MORTGAGE BACKED SECURITIES-1.37%
	Fannie Mae REMICS-0.21%
4,885,177	3.500%, 5/25/47	4,901,635

	Federal National Mortgage Association-1.16%
9,437,860	3.500%, 9/1/33	9,576,428
19,127,734	2.500%, 1/1/57	17,782,325
		27,358,753

TOTAL MORTGAGE BACKED SECURITIES (Cost $32,971,233)		32,260,388

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-17.39%
	International Bank for Reconstruction & Development-0.09%
$2,245,000	2.000%, 10/30/20	2,201,979

	U.S. Treasury Bonds-3.63%
85,000,000	3.000%, 2/15/48	85,199,219

See Notes to Financial Statements.

Annual Report | June 30, 2018	21

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2018

Shares or Principal Amount		Value
	U.S. Treasury Notes-10.76%
$80,000,000	2.750%, 2/15/19	$80,246,875
25,000,000	1.125%, 2/28/19	24,816,406
25,000,000	1.250%, 6/30/19	24,725,586
25,000,000	0.750%, 7/15/19	24,585,938
50,000,000	1.000%, 11/30/19	48,984,375
50,000,000	2.375%, 4/15/21	49,675,781
		253,034,961
	United States Treasury Inflation Indexed Bonds-2.91%
38,738,700	0.125%, 1/15/22	38,079,218
30,256,200	0.625%, 4/15/23	30,203,398
		68,282,616

TOTAL U.S. TREASURY BONDS & NOTES (Cost $407,278,559)		408,718,775

Shares or Principal Amount		Value
FOREIGN BONDS-1.08%
	Australia Government Bond-0.32%
AUD 10,000,000	5.250%, 3/15/19	7,570,751

	New Zealand Government Bond-0.44%
NZD 15,000,000	5.000%, 3/15/19	10,389,282

	Singapore Government-0.32%
SGD 10,000,000	2.250%, 6/1/21	7,373,292

TOTAL FOREIGN BONDS (Cost $27,326,630)		25,333,325

Shares or Principal Amount		Value
SHORT TERM INVESTMENTS-6.77%
	Mutual Fund-2.59%
61,030,139	First American Treasury Obligations Fund, Class Z, 7-Day Yield 1.723%	61,030,139

	U.S. Treasury Bill-4.18%
100,000,000	U.S. Treasury Bill, 2.175%, 4/25/2019(d)	98,177,781

TOTAL SHORT TERM INVESTMENTS (Cost $159,229,722)		159,207,920

TOTAL INVESTMENT SECURITIES-99.76% (Cost $2,121,755,318)		2,345,042,695
OTHER ASSETS IN EXCESS OF LIABILITIES-0.24%		5,642,656
NET ASSETS-100.00%		$2,350,685,351

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

(a)	Floating or variable rate security. The reference rate is described below. The rate in effect as of June 30, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date.

See Notes to Financial Statements.

22	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2018

(b)	Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Step coupon. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of June 30, 2018.

(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of June 30, 2018 was 2.34%

AUD - Australian Dollar

NZD - New Zealand Dollar

SGD - Singapore Dollar

See Notes to Financial Statements.

Annual Report | June 30, 2018	23

Schedule of Investments	James Small Cap Fund

June 30, 2018

Shares		Value
COMMON STOCKS-98.31%
	Basic Materials-14.21%
24,065	Boise Cascade Co.	$1,075,705
18,010	Carpenter Technology Corp.	946,786
142,325	Cleveland-Cliffs, Inc.*	1,199,800
36,560	Ferro Corp.*	762,276
110,635	Hudbay Minerals, Inc.	619,556
18,815	Koppers Holdings, Inc.*	721,555
17,900	Kraton Corp.*	825,906
61,510	Mercer International, Inc.	1,076,425
31,190	Schnitzer Steel Industries, Inc., Class A	1,051,103
		8,279,112

	Consumer, Cyclical-32.62%
15,690	Atlas Air Worldwide Holdings, Inc.*	1,124,973
116	Biglari Holdings, Inc., Class A*	110,200
1,160	Biglari Holdings, Inc., Class B*	212,848
13,400	Brinker International, Inc.	637,840
50,435	Builders FirstSource, Inc.*	922,456
7,950	Children's Place, Inc.	960,360
39,075	China Yuchai International, Ltd.	847,928
13,620	Deckers Outdoor Corp.*	1,537,562
11,110	Group 1 Automotive, Inc.	699,930
12,290	Hawaiian Holdings, Inc.	441,825
38,580	Interface, Inc.	885,411
15,150	KB Home	412,686
29,327	MDC Holdings, Inc.	902,392
13,690	Patrick Industries, Inc.*	778,276
17,455	Rush Enterprises, Inc., Class A*	757,198
18,915	SkyWest, Inc.	981,689
13,875	SodaStream International, Ltd.*	1,183,538
28,450	SPX Corp.*	997,173
23,180	Systemax, Inc.	795,769
59,795	Tailored Brands, Inc.	1,525,968
50,260	TRI Pointe Group, Inc.*	822,254
31,150	William Lyon Homes, Class A*	722,680
18,575	Winnebago Industries, Inc.	754,145
		19,015,101

	Consumer, Non-cyclical-3.44%
10,595	Magellan Health, Inc.*	1,016,590
27,235	Tivity Health, Inc.*	958,672
5,652	Valhi, Inc.	26,904
		2,002,166

	Energy-6.67%
201,925	Chesapeake Energy Corp.*	1,058,087
27,635	Diamond Offshore Drilling, Inc.*	576,466
68,905	Gulfport Energy Corp.*	866,136
73,260	Laredo Petroleum, Inc.*	704,761
34,301	McDermott International, Inc.*	674,015
		3,879,465

See Notes to Financial Statements.

24	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

June 30, 2018

Shares		Value
	Financial-14.71%
29,830	American Equity Investment Life Holding Co.	$1,073,880
18,320	Encore Capital Group, Inc.*	670,512
93,370	First BanCorp*	714,280
226,420	Genworth Financial, Inc., Class A*	1,018,890
21,505	Houlihan Lokey, Inc.	1,101,486
13,515	LGI Homes, Inc.*	780,221
21,015	Moelis & Co., Class A	1,232,530
12,595	Piper Jaffray Cos.	967,926
41,430	Xenia Hotels & Resources, Inc., REIT	1,009,235
		8,568,960

	Industrial-11.60%
49,110	American Axle & Manufacturing Holdings, Inc.*	764,152
19,855	Encore Wire Corp.	942,120
17,490	Greenbrier Cos., Inc.	922,597
25,900	H&E Equipment Services, Inc.	974,099
33,455	Meritor, Inc.*	688,169
50,175	Milacron Holdings Corp.*	949,813
38,750	Modine Manufacturing Co.*	707,187
39,250	Quad Graphics, Inc.	817,577
		6,765,714

	Technology-14.06%
68,450	ACCO Brands Corp.	948,032
42,595	Blucora, Inc.*	1,576,015
11,143	Deluxe Corp.	737,778
49,420	Innoviva, Inc.*	681,996
79,960	Iridium Communications, Inc.*	1,287,356
31,415	Nova Measuring Instruments, Ltd.*	856,059
14,480	Orbotech, Ltd.*	894,864
37,620	Syntel, Inc.*	1,207,226
		8,189,326

	Utilities-1.00%
15,010	PNM Resources, Inc.	583,889
		583,889

TOTAL COMMON STOCKS (Cost $47,719,647)		57,283,733

Shares		Value
SHORT TERM INVESTMENTS-1.68%
	Mutual Fund-1.68%
976,627	First American Treasury Obligations Fund, Class Z, 7-Day Yield 1.723%	976,627

TOTAL SHORT TERM INVESTMENTS (Cost $976,627)		976,627

TOTAL INVESTMENT SECURITIES-99.99% (Cost $48,696,274)		58,260,360
OTHER ASSETS IN EXCESS OF LIABILITIES-0.01%		6,721
NET ASSETS-100.00%		$58,267,081

See Notes to Financial Statements.

Annual Report | June 30, 2018	25

Schedule of Investments	James Small Cap Fund

June 30, 2018

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

26	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments

June 30, 2018

Shares		Value
COMMON STOCKS-98.68%
	Basic Materials-8.48%
5,245	Allegheny Technologies, Inc.*	$131,754
2,970	Chemours Co.	131,749
19,380	Cleveland-Cliffs, Inc.*	163,373
5,105	Huntsman Corp.	149,066
6,230	Kronos Worldwide, Inc.	140,362
5,330	Louisiana-Pacific Corp.	145,083
3,780	Norbord, Inc.	155,434
2,035	Trinseo SA	144,383
4,345	United States Steel Corp.	150,989
		1,312,193

	Consumer, Cyclical-20.48%
2,790	AMC Networks, Inc., Class A*	173,538
7,590	American Eagle Outfitters, Inc.	176,467
6,260	Bloomin' Brands, Inc.	125,826
3,290	Brinker International, Inc.	156,604
1,565	Deckers Outdoor Corp.*	176,673
2,150	Dillard's, Inc., Class A	203,175
6,410	Discovery Communications, Inc., Class A*	176,275
3,670	Harley-Davidson, Inc.	154,434
5,440	KB Home	148,186
4,985	Macy's, Inc.	186,589
2,440	Michael Kors Holdings, Ltd.*	162,504
4,850	Penn National Gaming, Inc.*	162,911
3,190	Penske Automotive Group, Inc.	149,451
4,830	PulteGroup, Inc.	138,862
1,510	RH*	210,947
2,700	SkyWest, Inc.	140,130
3,450	Toll Brothers, Inc.	127,616
8,510	TRI Pointe Group, Inc.*	139,224
3,560	World Wrestling Entertainment, Inc., Class A	259,239
		3,168,651

	Consumer, Non-cyclical-10.85%
3,370	Avis Budget Group, Inc.*	109,525
2,550	FTI Consulting, Inc.*	154,224
2,770	Korn/Ferry International	171,546
7,110	Pilgrim's Pride Corp.*	143,124
4,690	Tenet Healthcare Corp.*	157,443
2,860	TriNet Group, Inc.*	159,988
3,290	United Natural Foods, Inc.*	140,351
1,470	United Therapeutics Corp.*	166,331
18,090	Valhi, Inc.	86,108
2,150	Weight Watchers International, Inc.*	217,365
690	WellCare Health Plans, Inc.*	169,906
		1,675,911

	Energy-10.75%
47,850	Chesapeake Energy Corp.*	250,734
3,120	Delek US Holdings, Inc.	156,530
16,070	Laredo Petroleum, Inc.*	154,593
5,110	Murphy Oil Corp.	172,565

See Notes to Financial Statements.

Annual Report | June 30, 2018	27

Schedule of Investments	James Mid Cap Fund

June 30, 2018

Shares		Value
	Energy (continued)
3,940	Peabody Energy Corp.	$179,191
12,480	QEP Resources, Inc.*	153,005
2,630	SolarEdge Technologies, Inc.*	125,845
12,780	SRC Energy, Inc.*	140,836
4,860	Viper Energy Partners LP	155,083
3,330	Whiting Petroleum Corp.*	175,558
		1,663,940

	Financial-18.12%
2,750	AerCap Holdings NV*	148,913
5,080	American Equity Investment Life Holding Co.	182,880
5,640	Associated Banc-Corp	153,972
12,285	BGC Partners, Inc., Class A	139,066
6,810	Carlyle Group LP	145,053
12,750	DiamondRock Hospitality Co., REIT	156,570
1,445	Evercore, Inc., Class A	152,375
880	Jones Lang LaSalle, Inc.	146,071
2,020	Kemper Corp.	152,813
3,920	Legg Mason, Inc.	136,142
2,299	LPL Financial Holdings, Inc.	150,676
14,320	MGIC Investment Corp.*	153,510
4,590	OneMain Holdings, Inc.*	152,801
7,985	Santander Consumer U.S.A. Holdings, Inc.	152,434
2,525	Stifel Financial Corp.	131,931
5,960	TCF Financial Corp.	146,735
4,270	Triton International, Ltd.	130,918
4,390	Virtu Financial, Inc., Class A	116,555
7,580	Western Union Co.	154,101
		2,803,516

	Industrial-11.66%
2,430	AGCO Corp.	147,550
3,570	Allison Transmission Holdings, Inc.	144,549
1,230	Cooper-Standard Holding, Inc.*	160,724
3,310	Crown Holdings, Inc.*	148,156
6,275	Dana, Inc.	126,692
3,190	Generac Holdings, Inc.*	165,019
9,130	KBR, Inc.	163,610
1,720	MSA Safety, Inc.	165,705
2,040	Oshkosh Corp.	143,453
1,633	Reliance Steel & Aluminum Co.	142,953
3,190	Timken Co.	138,924
1,090	Zebra Technologies Corp., Class A*	156,143
		1,803,478

	Technology-13.90%
5,610	ARRIS International PLC*	137,136
2,010	Arrow Electronics, Inc.*	151,313
3,840	Avnet, Inc.	164,698
950	CACI International, Inc., Class A*	160,122
9,590	Cypress Semiconductor Corp.	149,412
4,410	Entegris, Inc.	149,499
1,390	MKS Instruments, Inc.	133,023
5,290	NCR Corp.*	158,594

See Notes to Financial Statements.

28	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments

June 30, 2018

Shares		Value
	Technology (continued)
6,560	ON Semiconductor Corp.*	$145,862
6,475	Sabre Corp.	159,544
1,720	Science Applications International Corp.	139,200
5,130	Syntel, Inc.*	164,622
4,050	United States Cellular Corp.*	150,012
8,055	Vishay Intertechnology, Inc.	186,876
		2,149,913

	Utilities-4.44%
12,100	AES Corp.	162,261
2,370	Energen Corp.*	172,583
3,500	New Jersey Resources Corp.	156,625
36,700	Southwestern Energy Co.*	194,510
		685,979

TOTAL COMMON STOCKS (Cost $14,665,053)		15,263,581

Shares		Value
SHORT TERM INVESTMENTS-1.39%
	Mutual Fund-1.39%
214,993	First American Treasury Obligations Fund, Class Z, 7-Day Yield 1.723%	214,993

TOTAL SHORT TERM INVESTMENTS (Cost $214,993)		214,993

TOTAL INVESTMENT SECURITIES-100.07% (Cost $14,880,046)		15,478,574
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.07)%		(10,305)
NET ASSETS-100.00%		$15,468,269

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2018	29

Schedule of Investments	James Micro Cap Fund

June 30, 2018

Shares		Value
COMMON STOCKS-91.77%
	Basic Materials-8.15%
73,270	Fortuna Silver Mines, Inc.*	$416,174
394,000	Golden Star Resources, Ltd.*	265,950
5,670	KMG Chemicals, Inc.	418,333
8,920	Koppers Holdings, Inc.*	342,082
22,330	Mercer International, Inc.	390,775
23,800	NL Industries, Inc.*	207,060
9,140	Schnitzer Steel Industries, Inc., Class A	308,018
		2,348,392

	Consumer, Cyclical-17.86%
56,090	Avianca Holdings SA, Sponsored ADR	362,341
18,470	Century Communities, Inc.*	582,728
17,780	China Yuchai International, Ltd.	385,826
12,931	Flexsteel Industries, Inc.	515,947
8,880	Hamilton Beach Brands Holding Co., Class A	257,964
13,300	Haverty Furniture Cos., Inc.	287,280
4,220	Johnson Outdoors, Inc., Class A	356,717
18,860	Kimball International, Inc., Class B	304,778
15,740	M/I Homes, Inc.*	416,795
13,386	Patrick Industries, Inc.*	760,994
35,110	Tilly's, Inc., Class A	531,917
20,400	Wabash National Corp.	380,664
		5,143,951

	Consumer, Non-cyclical-7.51%
12,720	Heidrick & Struggles International, Inc.	445,200
10,912	John B Sanfilippo & Son, Inc.	812,398
19,060	K12, Inc.*	312,012
13,730	Kelly Services, Inc., Class A	308,238
19,550	Lantheus Holdings, Inc.*	284,452
		2,162,300

	Energy-2.43%
97,890	W&T Offshore, Inc.*	699,914
		699,914

	Financial-22.37%
28,470	Ares Commercial Real Estate Corp., REIT	393,171
63,330	Drive Shack, Inc.*	488,908
24,160	Enova International, Inc.*	883,048
36,510	EZCORP, Inc., Class A*	439,945
4,620	Federal Agricultural Mortgage Corp., Class C	413,398
29,390	Forestar Group, Inc.*	609,842
32,430	iStar, Inc., REIT*	349,920
7,700	LGI Homes, Inc.*	444,521
4,040	Meta Financial Group, Inc.	393,496
27,360	MoneyGram International, Inc.*	183,038
40,690	OFG Bancorp	571,694
5,370	Piper Jaffray Cos.	412,685
9,620	SP Plus Corp.*	357,864

See Notes to Financial Statements.

30	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments

June 30, 2018

Shares		Value
	Financial (continued)
14,450	Universal Insurance Holdings, Inc.	$507,195
		6,448,725

	Industrial-15.75%
8,110	ArcBest Corp.	370,627
16,110	CAI International, Inc.*	374,396
21,350	Casella Waste Systems, Inc., Class A*	546,773
71,170	DHT Holdings, Inc.	333,787
6,410	Encore Wire Corp.	304,154
22,415	Global Brass & Copper Holdings, Inc.	702,710
4,440	NACCO Industries, Inc., Class A	149,850
19,540	Stoneridge, Inc.*	686,636
17,330	Tower International, Inc.	551,094
16,740	Vectrus, Inc.*	515,927
		4,535,954

	Technology-17.70%
13,770	Blucora, Inc.*	509,490
7,240	Engility Holdings, Inc.*	221,834
59,560	Extreme Networks, Inc.*	474,098
41,800	Iridium Communications, Inc.*	672,980
21,350	KEMET Corp.*	515,602
11,520	Nova Measuring Instruments, Ltd.*	313,920
16,136	Orbotech, Ltd.*	997,205
34,858	PC Connection, Inc.	1,157,286
14,040	Ultra Clean Holdings, Inc.*	233,064
		5,095,479

TOTAL COMMON STOCKS (Cost $19,371,926)		26,434,715

Shares		Value
SHORT TERM INVESTMENTS-8.14%
	Mutual Fund-8.14%
2,343,108	First American Treasury Obligations Fund, Class Z, 7-Day Yield 1.723%	2,343,108

TOTAL SHORT TERM INVESTMENTS (Cost $2,343,108)		2,343,108

TOTAL INVESTMENT SECURITIES-99.91% (Cost $21,715,034)		28,777,823
OTHER ASSETS IN EXCESS OF LIABILITIES-0.09%		26,874
NET ASSETS-100.00%		$28,804,697

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2018	31

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2018

Shares or Principal Amount		Value
COMMON STOCKS-70.21%
	Basic Materials-5.20%
1,000	Celanese Corp., Series A	$111,060
4,000	Louisiana-Pacific Corp.	108,880
4,000	Orion Engineered Carbons SA	123,400
1,700	Trinseo SA	120,615
1,000	Westlake Chemical Corp.	107,630
		571,585

	Consumer, Cyclical-8.47%
1,750	Asbury Automotive Group, Inc.*	119,962
1,500	Best Buy Co., Inc.	111,870
1,000	Deckers Outdoor Corp.*	112,890
4,000	Gap, Inc.	129,560
1,700	Kohl's Corp.	123,930
1,300	Macy's, Inc.	48,659
900	Michael Kors Holdings, Ltd.*	59,940
2,000	SkyWest, Inc.	103,800
1,400	Wal-Mart Stores, Inc.	119,910
		930,521

	Consumer, Non-cyclical-6.02%
325	Aetna, Inc.	59,637
1,400	Helen of Troy, Ltd.*	137,830
500	Humana, Inc.	148,815
6,000	Kroger Co.	170,700
1,450	Weight Watchers International, Inc.*	146,595
		663,577

	Energy-9.02%
1,600	Anadarko Petroleum Corp.	117,200
2,700	ConocoPhillips	187,974
2,500	Ecopetrol SA, Sponsored ADR	51,375
2,000	HollyFrontier Corp.	136,860
1,200	Marathon Petroleum Corp.	84,192
1,200	Phillips 66	134,772
2,500	Valero Energy Corp.	277,075
		989,448

	Financial-10.13%
1,400	Allstate Corp.	127,778
1,150	American Financial Group, Inc.	123,429
575	Goldman Sachs Group, Inc.	126,828
3,000	Houlihan Lokey, Inc.	153,660
1,500	JPMorgan Chase & Co.	156,300
1,250	KB Financial Group, Inc., ADR	58,100
8,500	Regions Financial Corp.	151,130
1,500	Stifel Financial Corp.	78,375
1,700	Torchmark Corp.	138,397
		1,113,997

	Industrial-8.73%
2,000	BorgWarner, Inc.	86,320
1,200	Deere & Co.	167,760

See Notes to Financial Statements.

32	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

June 30, 2018

Shares or Principal Amount		Value
	Industrial (continued)
500	FedEx Corp.	$113,530
1,750	Greenbrier Cos., Inc.	92,313
3,750	H&E Equipment Services, Inc.	141,038
500	Lear Corp.	92,905
4,000	TriMas Corp.*	117,600
1,000	United Rentals, Inc.*	147,620
		959,086

	Technology-17.10%
600	Amgen, Inc.	110,754
600	Apple, Inc.	111,066
1,000	Arrow Electronics, Inc.*	75,280
1,100	Cabot Microelectronics Corp.	118,316
2,700	Cisco Systems, Inc.	116,181
1,000	First Solar, Inc.*	52,660
3,300	Intel Corp.	164,043
5,000	KEMET Corp.*	120,750
400	Lockheed Martin Corp.	118,172
3,000	Micron Technology, Inc.*	157,320
1,250	Motorola Solutions, Inc.	145,463
250	Northrop Grumman Corp.	76,925
6,000	ON Semiconductor Corp.*	133,410
4,500	Sykes Enterprises, Inc.*	129,510
5,000	Vishay Intertechnology, Inc.	116,000
1,700	Western Digital Corp.	131,597
		1,877,447

	Utilities-5.54%
10,000	AES Corp.	134,100
1,500	Entergy Corp.	121,185
3,000	Exelon Corp.	127,800
3,000	New Jersey Resources Corp.	134,250
3,000	NRG Energy, Inc.	92,100
		609,435

TOTAL COMMON STOCKS (Cost $6,712,659)		7,715,096

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-1.71%
5,000	Global X MSCI Colombia ETF	52,450
1,500	iShares® MSCI France ETF	45,780
750	SPDR® Gold Shares ETF*	88,988

TOTAL EXCHANGE TRADED FUNDS (Cost $192,080)		187,218

Shares or Principal Amount		Value
CORPORATE BONDS-1.94%
	Consumer, Cyclical-0.60%
$67,000	Walt Disney Co., 0.875%, 7/12/19	65,729

See Notes to Financial Statements.

Annual Report | June 30, 2018	33

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2018

Shares or Principal Amount		Value
	Financial-0.45%
$50,000	PNC Bank NA, 1.950%, 3/4/19	$49,726

	Industrial-0.44%
50,000	General Electric Co., 2.700%, 10/9/22	48,369

	Technology-0.45%
50,000	Microsoft Corp., 1.850%, 2/6/20	49,359

TOTAL CORPORATE BONDS (Cost $216,948)		213,183

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-22.16%
	U.S. Treasury Bonds-6.91%
$500,000	2.750%, 11/15/47	476,582
275,000	3.125%, 5/15/48	282,380
		758,962
	U.S. Treasury Notes-11.98%
475,000	0.750%, 10/31/18	473,051
850,000	1.125%, 2/28/19	843,758
		1,316,809
	United States Treasury Inflation Indexed Bonds-3.27%
250,085	0.625%, 7/15/21	251,037
110,682	0.125%, 1/15/22	108,798
		359,835

TOTAL U.S. TREASURY BONDS & NOTES (Cost $2,429,519)		2,435,606

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-3.92%
Mutual Fund-3.92%
431,035	First American Government Obligations Fund , Class Z, 7-Day Yield 1.744%	431,035

TOTAL SHORT TERM INVESTMENTS (Cost $431,035)	431,035

TOTAL INVESTMENT SECURITIES-99.94% (Cost $9,982,241)	10,982,138
OTHER ASSETS IN EXCESS OF LIABILITIES-0.06%	7,134
NET ASSETS-100.00%	$10,989,272

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

34	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

June 30, 2018

Shares		Value
COMMON STOCKS-90.24%
	Basic Materials-8.51%
6,330	Avery Dennison Corp.	$646,293
7,800	Celanese Corp., Series A(a)	866,268
1,750	Westlake Chemical Corp.	188,352
		1,700,913

	Consumer, Cyclical-12.20%
10,540	Best Buy Co., Inc.	786,073
8,700	Big Lots, Inc.	363,486
4,970	General Motors Co.	195,818
10,290	Meritage Homes Corp.*(a)	452,245
6,930	Southwest Airlines Co.(a)	352,598
3,380	Wal-Mart Stores, Inc.	289,497
		2,439,717

	Consumer, Non-cyclical-13.94%
2,130	Aetna, Inc.(a)	390,855
3,890	Grand Canyon Education, Inc.*	434,163
5,040	ManpowerGroup, Inc.	433,742
13,545	Pfizer, Inc.(a)	491,413
3,060	Sanderson Farms, Inc.	321,759
1,720	UnitedHealth Group, Inc.(a)	421,985
2,885	Weight Watchers International, Inc.*	291,674
		2,785,591

	Energy-6.74%
60,825	Chesapeake Energy Corp.*	318,723
4,970	HollyFrontier Corp.	340,097
3,050	Phillips 66	342,546
5,000	Royal Dutch Shell PLC, Class A, Sponsored ADR	346,150
		1,347,516

	Financial-16.14%
8,240	Aaron's, Inc.	358,028
6,900	Aflac, Inc.	296,838
14,790	Chimera Investment Corp., REIT	270,361
9,750	Fifth Third Bancorp	279,825
8,140	JPMorgan Chase & Co.(a)	848,188
15,690	Regions Financial Corp.	278,968
5,750	Travelers Cos., Inc.(a)	703,455
5,120	Unum Group	189,389
		3,225,052

	Industrial-8.70%
4,130	BorgWarner, Inc.	178,251
7,030	Dana, Inc.	141,936
4,500	Deere & Co.	629,100
9,560	Owens-Illinois, Inc.*	160,704
4,260	United Rentals, Inc.*	628,861
		1,738,852

	Technology-17.09%
9,870	Cisco Systems, Inc.	424,706

See Notes to Financial Statements.

Annual Report | June 30, 2018	35

Schedule of Investments	James Long-Short Fund

June 30, 2018

Shares		Value
	Technology (continued)
6,625	Deluxe Corp.(a)	$438,641
5,650	Intel Corp.	280,861
1,680	International Business Machines Corp.	234,696
9,830	Kulicke & Soffa Industries, Inc.	234,151
5,900	Micron Technology, Inc.*	309,396
2,360	Motorola Solutions, Inc.	274,633
2,130	Northrop Grumman Corp.(a)	655,401
6,260	Tower Semiconductor, Ltd.*	137,783
5,480	Western Digital Corp.	424,207
		3,414,475

	Utilities-6.92%
2,590	American Electric Power Co., Inc.(a)	179,357
7,040	Edison International(a)	445,421
5,985	NRG Energy, Inc.	183,739
14,745	PNM Resources, Inc.(a)	573,581
		1,382,098

TOTAL COMMON STOCKS (Cost $13,024,172)		18,034,214

Shares	Value
SHORT TERM INVESTMENTS-10.81%
Mutual Fund-10.81%
2,161,013	First American Treasury Obligations Fund, Class Z, 7-Day Yield 1.723%	2,161,013

TOTAL SHORT TERM INVESTMENTS (Cost $2,161,013)	2,161,013

TOTAL INVESTMENT SECURITIES-101.05% (Cost $15,185,185)	20,195,227

SECURITIES SOLD SHORT-(2.31)% (Proceeds $551,957)	(460,856)
OTHER ASSETS IN EXCESS OF LIABILITIES-1.26%	251,215	(b)
NET ASSETS-100.00%	$19,985,586

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(2.31)%
	Industrial-(1.57)%
(914)	Tesla, Inc.	$(313,456)

	Technology-(0.74)%
(2,200)	Incyte Corp., Ltd.	(147,400)

		(460,856)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $551,957)

TOTAL SECURITIES SOLD SHORT-(2.31)% (Proceeds $551,957)		$(460,856)

See Notes to Financial Statements.

36	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

June 30, 2018

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total security position market value of $4,643,287.
(b)	Includes cash which is being held as collateral for securities sold short in the amount of $256,062.

See Notes to Financial Statements.

Annual Report | June 30, 2018	37

Statements of Assets and Liabilities	James Advantage Funds

June 30, 2018

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
ASSETS:

Investment securities:
At cost	$2,121,755,318	$48,696,274	$14,880,046	$21,715,034	$9,982,241	$15,185,185
At value	$2,345,042,695	$58,260,360	$15,478,574	$28,777,823	$10,982,138	$20,195,227
Cash	16,976	–	–	–	–	–
Deposits with brokers for securities sold short	–	–	–	–	–	257,161
Dividends and interest receivable	8,295,999	134,264	9,067	62,555	16,023	31,108
Receivable for securities sold	12,673,804	–	–	–	–	–
Receivable for capital shares sold	432,916	104	–	–	–	153
Other assets	47,366	–	–	–	–	–
Total Assets	2,366,509,756	58,394,728	15,487,641	28,840,378	10,998,161	20,483,649

LIABILITIES:

Due to broker for securities sold short	–	–	–	–	–	1,099
Payable for securities sold short (proceeds $-, $-, $-, $-, $- and $551,957, respectively)	–	–	–	–	–	460,856
Payable for capital shares redeemed	9,600,019	54,095	–	–	–	11,066
Payable for securities purchased	4,195,800	–	–	–	–	–
Accrued expenses:
Management fees	1,340,856	61,226	16,125	35,681	8,889	20,843
12b-1 distribution and service fees	320,463	12,326	3,247	–	–	4,199
Other payables	367,267	–	–	–	–	–
Total Liabilities	15,824,405	127,647	19,372	35,681	8,889	498,063
Net Assets	$2,350,685,351	$58,267,081	$15,468,269	$28,804,697	$10,989,272	$19,985,586

NET ASSETS CONSIST OF:

Paid-in capital	$2,011,827,798	$43,551,888	$13,641,120	$20,611,888	$10,025,770	$15,219,684
Accumulated net investment income/(loss)	472,531	–	–	(35,512)	40,605	–
Accumulated net gain/(loss)	115,107,253	5,151,107	1,228,621	1,165,532	(77,000)	(335,241)
Net unrealized appreciation	223,277,769	9,564,086	598,528	7,062,789	999,897	5,101,143
Net Assets	$2,350,685,351	$58,267,081	$15,468,269	$28,804,697	$10,989,272	$19,985,586

See Notes to Financial Statements.

38	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities

June 30, 2018

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES:

Net assets	$1,514,451,497	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	64,945,054	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$23.32	N/A	N/A	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$836,233,854	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	36,267,743	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$23.06	N/A	N/A	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$58,267,081	$15,468,269	$28,804,697	$10,989,272	$19,985,586
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,933,662	1,400,897	1,611,374	1,030,650	1,381,102
Net assets value, offering price and redemption price per share	N/A	$30.13	$11.04	$17.88	$10.66	$14.47

See Notes to Financial Statements.

Annual Report | June 30, 2018	39

Statements of Operations	James Advantage Funds

For the Year Ended June 30, 2018

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $204,902, $129, $1,972, $1,864, $1,139 and $953, respectively)	$23,396,476	$752,380	$207,404	$375,244	$143,828	$386,625
Interest	35,573,562	–	–	–	52,018	–
Total Investment Income	58,970,038	752,380	207,404	375,244	195,846	386,625
EXPENSES:
Management fees	19,071,073	791,455	193,682	435,998	101,459	263,529
12b-1 distribution and service fees - Retail Class	4,599,464	–	–	–	–	–
12b-1 distribution and service fees	–	159,156	38,942	–	–	52,990
Dividend expense on securities sold short	–	–	–	–	–	13,986
Broker fees and charges on securities sold short	–	–	–	–	–	5,083
Administration fee	1,034,979	–	–	–	–	–
Transfer agent fee	295,358	–	–	–	–	–
Interest expense	–	80	1	201	–	–
Custodian fees	232,456	–	–	–	–	–
Professional fees	207,256	–	–	–	–	–
Trustee fees	203,717	4,323	1,028	1,807	684	1,421
Registration fees	76,188	–	–	–	–	–
Shareholder report printing and mailing	175,808	–	–	–	–	–
Other expenses	99,638	–	–	–	–	–
Total Expenses	25,995,937	955,014	233,653	438,006	102,143	337,009
Net Investment Income/(Loss)	32,974,101	(202,634)	(26,249)	(62,762)	93,703	49,616
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	218,597,660	10,754,697	1,384,203	1,040,424	394,817	850,747
Securities sold short	–	–	–	–	–	(288,068)
Foreign currency transactions	17,909	(119)	(2)	–	6	–
Total realized gain/(loss)	218,615,569	10,754,578	1,384,201	1,040,424	394,823	562,679
Net change in unrealized appreciation/(depreciation) on investments	(178,845,341)	(3,552,275)	(327,869)	1,984,895	217,184	(363,690)
Net change in unrealized appreciation on securities sold short	–	–	–	–	–	36,057
Net change in unrealized depreciation on foreign currency translation	(18,279)	(65)	–	–	–	–
Total change in unrealized appreciation/(depreciation)	(178,863,620)	(3,552,340)	(327,869)	1,984,895	217,184	(327,633)
Net Realized and Unrealized Gain on Investments	39,751,949	7,202,238	1,056,332	3,025,319	612,007	235,046
Net Increase in Net Assets Resulting from Operations	$72,726,050	$6,999,604	$1,030,083	$2,962,557	$705,710	$284,662

See Notes to Financial Statements.

40	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
FROM OPERATIONS:

Net investment income	$32,974,101	$44,307,182
Net realized gain	218,615,569	180,042,507
Net change in unrealized depreciation	(178,863,620)	(67,166,407)
Net Increase in net assets resulting from operations	72,726,050	157,183,282

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From net investment income	(19,616,842)	(29,725,195)
From net realized gain on investments	(119,580,644)	(10,139,227)
Institutional Class Shares:
From net investment income	(13,990,021)	(20,087,654)
From net realized gain on investments	(70,483,977)	(5,583,143)
Decrease in net assets from distributions to shareholders	(223,671,484)	(65,535,219)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	130,840,615	307,631,275
Net asset value of shares issued in reinvestment of distributions to shareholders	135,381,667	38,471,828
Payments for shares redeemed, net of redemption fees	(820,705,338)	(1,134,659,577)
Net Decrease in net assets from Retail Class capital share transactions	(554,483,056)	(788,556,474)

Institutional Class Shares:
Proceeds from shares sold	149,242,321	274,252,442
Net asset value of shares issued in reinvestment of distributions to shareholders	66,623,349	19,458,265
Payments for shares redeemed	(543,632,020)	(618,481,705)
Net Decrease in net assets from Institutional Class capital share transactions	(327,766,350)	(324,770,998)
Total Decrease in Net Assets	(1,033,194,840)	(1,021,679,409)

NET ASSETS:

Beginning of year	3,383,880,191	4,405,559,600
End of year	$2,350,685,351	$3,383,880,191
Accumulated Net Investment Income	$472,531	$1,147,937

See Notes to Financial Statements.

Annual Report | June 30, 2018	41

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	5,371,862	12,579,499
Shares issued in reinvestment of distributions to shareholders	5,645,079	1,576,194
Shares redeemed	(33,682,073)	(46,397,523)
Net Decrease in shares outstanding	(22,665,132)	(32,241,830)
Shares outstanding, beginning of period	87,610,186	119,852,016
Shares outstanding, end of period	64,945,054	87,610,186

Institutional Class Shares:
Shares sold	6,192,447	11,324,733
Shares issued in reinvestment of distributions to shareholders	2,808,316	804,853
Shares redeemed	(22,647,178)	(25,523,675)
Net Decrease in shares outstanding	(13,646,415)	(13,394,089)
Shares outstanding, beginning of period	49,914,158	63,308,247
Shares outstanding, end of period	36,267,743	49,914,158

See Notes to Financial Statements.

42	www.jamesfunds.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
FROM OPERATIONS:

Net investment income/(loss)	$(202,634)	$490,070
Net realized gain	10,754,578	16,038,130
Net change in unrealized depreciation	(3,552,340)	(7,509,937)
Net Increase in net assets resulting from operations	6,999,604	9,018,263

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(407,489)	(400,002)
From net realized gain on investments	(13,184,672)	–
Decrease in net assets from distributions to shareholders	(13,592,161)	(400,002)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	3,339,992	4,446,345
Net asset value of shares issued in reinvestment of distributions to shareholders	12,971,014	366,727
Payments for shares redeemed	(19,054,254)	(30,054,112)
Net Decrease in net assets from capital share transactions	(2,743,248)	(25,241,040)
Total Decrease in Net Assets	(9,335,805)	(16,622,779)

NET ASSETS:

Beginning of year	67,602,886	84,225,665
End of year	$58,267,081	$67,602,886
Accumulated Net Investment Income	$–	$407,486

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	102,092	131,508
Shares issued in reinvestment of distributions to shareholders	436,403	10,227
Shares redeemed	(595,417)	(900,250)
Net Decrease in shares outstanding	(56,922)	(758,515)
Shares outstanding, beginning of period	1,990,584	2,749,099
Shares outstanding, end of period	1,933,662	1,990,584

See Notes to Financial Statements.

Annual Report | June 30, 2018	43

Statements of Changes in Net Assets	James Mid Cap Fund

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
FROM OPERATIONS:

Net investment income/(loss)	$(26,249)	$50,998
Net realized gain	1,384,201	4,757,419
Net change in unrealized depreciation	(327,869)	(3,363,332)
Net Increase in net assets resulting from operations	1,030,083	1,445,085

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(55,290)	(19,996)
From net realized gain on investments	(3,523,636)	(1,674,446)
Decrease in net assets from distributions to shareholders	(3,578,926)	(1,694,442)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,066,829	1,418,143
Net asset value of shares issued in reinvestment of distributions to shareholders	3,550,103	1,664,429
Payments for shares redeemed	(2,459,168)	(2,299,515)
Net Increase in net assets from capital share transactions	3,157,764	783,057
Total Increase in Net Assets	608,921	533,700

NET ASSETS:

Beginning of year	14,859,348	14,325,648
End of year	$15,468,269	$14,859,348
Accumulated Net Investment Income	$–	$37,273

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	163,932	108,509
Shares issued in reinvestment of distributions to shareholders	315,748	132,072
Shares redeemed	(204,577)	(170,964)
Net Increase in shares outstanding	275,103	69,617
Shares outstanding, beginning of period	1,125,794	1,056,177
Shares outstanding, end of period	1,400,897	1,125,794

See Notes to Financial Statements.

44	www.jamesfunds.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
FROM OPERATIONS:

Net investment income/(loss)	$(62,762)	$74,351
Net realized gain	1,040,424	4,773,673
Net change in unrealized appreciation/(depreciation)	1,984,895	(895,775)
Net Increase in net assets resulting from operations	2,962,557	3,952,249

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(97,620)	–
From net realized gain on investments	(2,102,730)	–
Decrease in net assets from distributions to shareholders	(2,200,350)	–

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,389,041	7,818,009
Net asset value of shares issued in reinvestment of distributions to shareholders	2,177,624	–
Payments for shares redeemed, net of redemption fees	(8,332,906)	(6,476,089)
Net Increase/(Decrease) in net assets from capital share transactions	(3,766,241)	1,341,920
Total Increase/(Decrease) in Net Assets	(3,004,034)	5,294,169

NET ASSETS:

Beginning of year	31,808,731	26,514,562
End of year	$28,804,697	$31,808,731
Accumulated Net Investment Income/(Loss)	$(35,512)	$97,622

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	136,672	464,020
Shares issued in reinvestment of distributions to shareholders	126,190	–
Shares redeemed	(493,438)	(386,257)
Net Increase/(Decrease) in shares outstanding	(230,576)	77,763
Shares outstanding, beginning of period	1,841,949	1,764,186
Shares outstanding, end of period	1,611,373	1,841,949

See Notes to Financial Statements.

Annual Report | June 30, 2018	45

Statements of Changes in Net Assets	James Aggressive Allocation Fund

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
FROM OPERATIONS:

Net investment income	$93,703	$85,250
Net realized gain	394,823	62,289
Net change in unrealized appreciation	217,184	415,138
Net Increase in net assets resulting from operations	705,710	562,677

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(75,908)	(84,996)
Decrease in net assets from distributions to shareholders	(75,908)	(84,996)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,739,939	2,828,998
Net asset value of shares issued in reinvestment of distributions to shareholders	75,908	84,996
Payments for shares redeemed	(1,410,496)	(609,188)
Net Increase in net assets from capital share transactions	405,351	2,304,806
Total Increase in Net Assets	1,035,153	2,782,487

NET ASSETS:

Beginning of year	9,954,119	7,171,632
End of year	$10,989,272	$9,954,119
Accumulated Net Investment Income	$40,605	$22,955

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	160,956	291,401
Shares issued in reinvestment of distributions to shareholders	6,932	8,577
Shares redeemed	(133,033)	(61,509)
Net Increase in shares outstanding	34,855	238,469
Shares outstanding, beginning of period	995,795	757,326
Shares outstanding, end of period	1,030,650	995,795

See Notes to Financial Statements.

46	www.jamesfunds.com

James Long-Short Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
FROM OPERATIONS:

Net investment income	$49,616	$89,674
Net realized gain	562,679	1,332,216
Net change in unrealized appreciation/(depreciation)	(327,633)	751,160
Net Increase in net assets resulting from operations	284,662	2,173,050

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(64,997)	–
Decrease in net assets from distributions to shareholders	(64,997)	–

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,566,816	503,629
Net asset value of shares issued in reinvestment of distributions to shareholders	64,533	–
Payments for shares redeemed	(3,324,551)	(5,922,071)
Net Decrease in net assets from capital share transactions	(1,693,202)	(5,418,442)
Total Decrease in Net Assets	(1,473,537)	(3,245,392)

NET ASSETS:

Beginning of year	21,459,123	24,704,515
End of year	$19,985,586	$21,459,123
Accumulated Net Investment Income	$–	$–

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	105,469	37,695
Shares issued in reinvestment of distributions to shareholders	4,190	–
Shares redeemed	(226,680)	(442,700)
Net Decrease in shares outstanding	(117,021)	(405,005)
Shares outstanding, beginning of period	1,498,122	1,903,127
Shares outstanding, end of period	1,381,101	1,498,122

See Notes to Financial Statements.

Annual Report | June 30, 2018	47

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$24.70	$24.14	$24.96	$25.28	$22.55
Income/(Loss) from investment operations:
Net investment income(a)	0.26	0.25	0.25	0.22	0.24
Net realized and unrealized gain/(loss)	0.24	0.68	(0.41)	0.49	2.96
Total from investment operations	0.50	0.93	(0.16)	0.71	3.20

Less distributions:
From net investment income	(0.27)	(0.28)	(0.23)	(0.18)	(0.24)
From net realized gain on investments	(1.61)	(0.09)	(0.43)	(0.85)	(0.23)
Total distributions	(1.88)	(0.37)	(0.66)	(1.03)	(0.47)
Paid-in capital from redemption fees	–	0.00 (b)	–	–	–
Net asset value at end of year	$23.32	$24.70	$24.14	$24.96	$25.28

Total return	1.87%	3.92%	(0.64)%	2.90%	14.32%

Net assets, end of year (in thousands)	$1,514,451	$2,163,786	$2,892,809	$2,973,350	$2,493,030

Ratios/Supplemental Data:
Ratio of expenses to average net assets	0.99%	0.96%	0.96%	0.97%	1.00%
Ratio of net investment income to average net assets	1.05%	1.02%	1.03%	0.87%	0.99%
Portfolio turnover rate	75%	46%	46%	43%	32%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

48	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$24.44	$23.89	$24.72	$25.05	$22.35
Income/(Loss) from investment operations:
Net investment income(a)	0.31	0.31	0.31	0.28	0.29
Net realized and unrealized gain/(loss)	0.25	0.68	(0.42)	0.50	2.94
Total from investment operations	0.56	0.99	(0.11)	0.78	3.23

Less distributions:
From net investment income	(0.33)	(0.35)	(0.29)	(0.26)	(0.30)
From net realized gain on investments	(1.61)	(0.09)	(0.43)	(0.85)	(0.23)
Total distributions	(1.94)	(0.44)	(0.72)	(1.11)	(0.53)
Paid-in capital from redemption fees	–	0.00 (b)	–	–	–
Net asset value at end of year	$23.06	$24.44	$23.89	$24.72	$25.05

Total return	2.16%	4.19%	(0.43)%	3.20%	14.59%

Net assets, end of year (in thousands)	$836,234	$1,220,095	$1,512,751	$1,277,641	$805,973

Ratios/Supplemental Data:
Ratio of expenses to average net assets	0.74%	0.71%	0.71%	0.73%	0.75%
Ratio of net investment income to average net assets	1.30%	1.27%	1.28%	1.11%	1.24%
Portfolio turnover rate	75%	46%	46%	43%	32%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | June 30, 2018	49

Financial Highlights	James Small Cap Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$33.96	$30.64	$33.47	$33.88	$28.66
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	(0.10)	0.21	0.17	0.01	(0.00	)(b)
Net realized and unrealized gain/(loss)	3.82	3.28	(1.64)	(0.42)	6.12
Total from investment operations	3.72	3.49	(1.47)	(0.41)	6.12

Less distributions:
From net investment income	(0.19)	(0.17)	(0.12)	–	(0.90)
From net realized gain on investments	(7.36)	–	(1.24)	–	–
Total distributions	(7.55)	(0.17)	(1.36)	–	(0.90)
Net asset value at end of year	$30.13	$33.96	$30.64	$33.47	$33.88

Total return	11.41%	11.36%	(4.62)%	(1.21)%	21.46%

Net assets, end of year (in thousands)	$58,267	$67,603	$84,226	$125,145	$163,537

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.32)%	0.62%	0.55%	0.04%	(0.00	)%(c)
Portfolio turnover rate	124%	129%	57%	76%	62%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Amount rounds to less than (0.005%).

See Notes to Financial Statements.

50	www.jamesfunds.com

James Mid Cap Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$13.20	$13.56	$14.86	$16.42	$12.97
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	(0.02)	0.05	0.08	(0.02)	0.01
Net realized and unrealized gain/(loss)	1.03	1.29	(0.42)	(0.15)	3.87
Total from investment operations	1.01	1.34	(0.34)	(0.17)	3.88

Less distributions:
From net investment income	(0.04)	(0.02)	(0.05)	(0.01)	(0.04)
From net realized gain on investments	(3.13)	(1.68)	(0.91)	(1.38)	(0.39)
Total distributions	(3.17)	(1.70)	(0.96)	(1.39)	(0.43)
Net asset value at end of year	$11.04	$13.20	$13.56	$14.86	$16.42

Total return	7.27%	10.50%	(2.46)%	(0.86)%	30.34%

Net assets, end of year (in thousands)	$15,468	$14,859	$14,326	$21,190	$18,631

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.17)%	0.35%	0.54%	(0.13)%	0.05%
Portfolio turnover rate	191%	150%	47%	50%	31%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2018	51

Financial Highlights	James Micro Cap Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$17.27	$15.03	$15.11	$17.40	$13.96
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	(0.04)	0.04	(0.04)	0.06	(0.05)
Net realized and unrealized gain/(loss)	1.99	2.20	(0.06)	1.12	3.50
Total from investment operations	1.95	2.24	(0.10)	1.18	3.45

Less distributions:
From net investment income	(0.06)	–	(0.01)	(0.02)	(0.01)
From net realized gain on investments	(1.29)	–	–	(3.45)	–
Total distributions	(1.35)	–	(0.01)	(3.47)	(0.01)
Paid-in capital from redemption fees	0.01	0.00 (b)	0.03	0.00 (b)	0.00 (b)
Net asset value at end of year	$17.88	$17.27	$15.03	$15.11	$17.40

Total return	11.62%	14.90%	(0.44)%	7.95%	24.75%

Net assets, end of year (in thousands)	$28,805	$31,809	$26,515	$24,026	$16,256

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.22)%	0.23%	(0.24)%	0.38%	(0.31)%
Portfolio turnover rate	37%	97%	44%	52%	96%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

52	www.jamesfunds.com

James Aggressive Allocation Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016(a)
Net asset value - beginning of year	$10.00	$9.47	$10.00
Income/(Loss) from investment operations:
Net investment income(b)	0.10	0.09	0.07
Net realized and unrealized gain/(loss)	0.64	0.53	(0.57)
Total from investment operations	0.74	0.62	(0.50)

Less distributions:
From net investment income	(0.08)	(0.09)	(0.03)
Total distributions	(0.08)	(0.09)	(0.03)
Net asset value at end of year	$10.66	$10.00	$9.47

Total return	7.36%	6.54%	(4.98)%

Net assets, end of year (in thousands)	$10,989	$9,954	$7,172

Ratios/Supplemental Data:
Ratio of expenses to average net assets	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	0.90%	0.95%	0.81%
Portfolio turnover rate	219%	198%	218%

(a)	Fund commenced operations on July 1, 2015.
(b)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2018	53

Financial Highlights	James Long-Short Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Net asset value - beginning of year	$14.32	$12.98	$13.24	$13.80	$11.70
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.03	0.05	(0.09)	(0.13)	(0.06)
Net realized and unrealized gain/(loss)	0.17	1.29	(0.17)	(0.43)	2.16
Total from investment operations	0.20	1.34	(0.26)	(0.56)	2.10

Less distributions:
From net investment income	(0.05)	–	–	–	–
Total distributions	(0.05)	–	–	–	–
Net asset value at end of year	$14.47	$14.32	$12.98	$13.24	$13.80

Total return	1.35%	10.32%	(1.96)%	(4.06)%	17.95%

Net assets, end of year (in thousands)	$19,986	$21,459	$24,705	$33,890	$23,446

Ratios/Supplemental Data:
Ratio of expenses to average net assets(b)	1.59%	1.56%	2.50%	2.70%	2.57%
Ratio of net investment income/(loss) to average net assets	0.23%	0.40%	(0.70)%	(0.92)%	(0.44)%
Portfolio turnover rate	21%	38%	49%	117%	171%

(a)	Calculated using the average shares method.

(b)	Dividend and interest expense on securities sold short totaled 0.09%, 0.06%, 1.00%, 1.20% and 1.07% of average net assets for the years ended June 30, 2018, June 30, 2017, June 30, 2016, June 30, 2015 and June 30, 2014, respectively.

See Notes to Financial Statements.

54	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2018

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund, and James Long-Short Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust). The James Balanced: Golden Rainbow Fund registered T Class Shares with the Securities and Exchange Commission on April 3, 2017. As of June 30, 2018, the James Balanced: Golden Rainbow Fund has not offered T Class Shares to shareholders and as such, no financial data is included within this annual report.

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the James Small Cap Fund’s benchmark, the Russell 2000® Index. As of June 30, 2018, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $6.69 billion.

James Mid Cap Fund seeks to provide long-term capital appreciation. The James Mid Cap Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase that fall within the range of the S&P MidCap 400® Value Index. As of June 30, 2018, the stock with the maximum capitalization in the S&P MidCap 400® Value Index had a capitalization of $26.52 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of June 30, 2018, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $1.97 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

James Long-Short Fund seeks to provide long-term capital appreciation. The James Long-Short Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The James Long-Short Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The James Long-Short Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered an investment company for financial reporting purposes under GAAP.

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $19,044 and $5,848 for the years ended June 30, 2018 and June 30, 2017, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Annual Report | June 30, 2018	55

Notes to Financial Statements	James Advantage Funds

June 30, 2018

Securities Valuation

Securities are valued at fair value. The Funds' portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

56	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2018

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2018:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,109,908,386	$–	$-	$1,109,908,386
Exchange Traded Funds	11,533,871	–	–	11,533,871
Corporate Bonds	–	200,304,894	–	200,304,894
Municipal Bonds	–	153,330,552	–	153,330,552
U.S. Government Agencies	–	244,444,584	–	244,444,584
Mortgage Backed Securities	–	32,260,388	–	32,260,388
U.S. Treasury Bonds & Notes	406,516,796	2,201,979	–	408,718,775
Foreign Bonds	–	25,333,325	–	25,333,325
Short Term Investments	159,207,920	–	–	159,207,920
Total	$1,687,166,973	$657,875,722	$–	$2,345,042,695

James Small Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$57,283,733	$–	$–	$57,283,733
Short Term Investments	976,627	–	–	976,627
Total	$58,260,360	$–	$–	$58,260,360

James Mid Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$15,263,581	$–	$–	$15,263,581
Short Term Investments	214,993	–	–	214,993
Total	$15,478,574	$–	$–	$15,478,574

James Micro Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$26,434,715	$–	$–	$26,434,715
Short Term Investments	2,343,108	–	–	2,343,108
Total	$28,777,823	$–	$–	$28,777,823

James Aggressive Allocation Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,715,096	$–	$–	$7,715,096
Exchange Traded Funds	187,218	–	–	187,218
Corporate Bonds	–	213,183	–	213,183
U.S. Treasury Bonds & Notes	2,435,606	–	–	2,435,606
Short Term Investments	431,035	–	–	431,035
Total	$10,768,955	$213,183	$–	$10,982,138

Annual Report | June 30, 2018	57

Notes to Financial Statements	James Advantage Funds

June 30, 2018

James Long-Short Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$18,034,214	$–	$–	$18,034,214
Short Term Investments	2,161,013	–	–	2,161,013
Total	$20,195,227	$–	$–	$20,195,227

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(460,856)	$–	$–	$(460,856)
TOTAL	$(460,856)	$–	$–	$(460,856)

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels at the end of period. For the year ended June 30, 2018, the Funds did not have any transfers between Level 1 and Level 2 securities.

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2018, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Short Sales and Segregated Cash

The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is required to pay any dividend or interest due on securities sold short. Such dividends and interest are recorded as an expense. The Fund may pay fees or charges on the assets borrowed for securities sold short.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or equity securities sufficient to collateralize the market value of the Fund’s short positions.

Investment Income

Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

58	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2018

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Classspecific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Advisor pays the expenses of each Fund, except for the James Balanced: Golden Rainbow fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the year ended June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications, which are determined in accordance with federal income tax regulations, result primarily from the differences in the GAAP (book) and tax treatment of certain investments such as partnerships, grantor trusts, foreign currency and PFICs.

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long- Short Fund
Paid-in capital	$(313)	$(47)	$–	$(162,486)	$–	$(15,381)
Accumulated net investment income/(loss)	(42,644)	202,637	44,266	27,248	(145)	15,381
Accumulated net realized gain/(loss)	42,957	(202,590)	(44,266)	135,238	145	–

Included in the amounts reclassified above were net operating losses offset to Paid-in capital, were as follows	$–	$–	$–	$162,428	$–	$–

Annual Report | June 30, 2018	59

Notes to Financial Statements	James Advantage Funds

June 30, 2018

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Tax cost of portfolio investments	$2,122,043,776	$48,696,274	$14,889,660	$21,715,034	$9,991,982	$15,216,581
Gross unrealized appreciation	$261,711,005	$11,062,636	$1,242,376	$7,774,401	$1,165,894	$5,613,918
Gross unrealized depreciation	(38,712,086)	(1,498,550)	(653,462)	(711,612)	(175,738)	(544,171)
Net depreciation of foreign currency	(9,608)	–	–	–	–	–
Net unrealized appreciation	222,989,311	9,564,086	588,914	7,062,789	990,156	5,069,747
Accumulated capital gains/(losses)	115,391,353	4,401,606	410,522	1,165,532	(67,259)	(303,845)
Undistributed ordinary income	476,889	749,501	827,713	–	40,605	–
Other cumulative effect of timing differences	–	–	–	(35,512)	–	–
Total	$338,857,553	$14,715,193	$1,827,149	$8,192,809	$963,502	$4,765,902

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The tax character of distributions paid for the year ended June 30, 2018 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Ordinary Income	$33,606,863	$1,959,939	$523,039	$97,622	$75,908	$64,997
Long-Term Capital Gains	190,064,621	11,632,222	3,055,887	2,102,728	–	–
Total	$223,671,484	$13,592,161	$3,578,926	$2,200,350	$75,908	$64,997

The tax character of distributions paid for the year ended June 30, 2017 was as follows:

	James Balancd: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Ordinary Income	$49,812,849	$400,002	$131,210	$–	$84,996	$–
Long-Term Capital Gains	15,722,370	–	1,563,232	–	–	–
Total	$65,535,219	$400,002	$1,694,442	$–	$84,996	$–

Capital Losses

Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital loss carryovers used during the period ended June 30, 2018, were:

Amount
James Aggressive Allocation Fund	$346,134
James Long-Short Fund	184,934

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Long-Short Fund	$303,845	$–

The Funds elect to defer to the year ending June 30, 2019 capital losses recognized during the period November 1, 2017 through June 30, 2018 in the amount of:

Amount
James Aggressive Allocation Fund	$67,259

60	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2018

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year ended June 30, 2018 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$740,035,622	$1,204,268,348
James Aggressive Allocation Fund	7,355,376	7,040,504

Purchases and sales (including maturities) of investments in other long-term securities for the year ended June 30, 2018 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$1,321,436,671	$1,980,758,700
James Small Cap Fund	77,329,363	92,229,809
James Mid Cap Fund	28,631,214	28,482,379
James Micro Cap Fund	10,139,767	17,989,834
James Aggressive Allocation Fund	14,922,790	15,094,455
James Long-Short Fund	3,794,668	4,740,152

For the year ended June 30, 2018, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $1,852,095 and $4,433,622, respectively, for the James Long-Short Fund. As of June 30, 2018, the James Long-Short Fund held securities sold short with a value of $460,856. Unrealized appreciation from short sales as of June 30, 2018 were $91,101.

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Mid Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

James Long-Short Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

Advisory fees for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the investment management agreement, James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Annual Report | June 30, 2018	61

Notes to Financial Statements	James Advantage Funds

June 30, 2018

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the year ended June 30, 2018 are disclosed in the Statements of Operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the year ended June 30, 2018 are disclosed in the Statements of Operations.

Plans of Distribution

The James Balanced: Golden Rainbow Fund (Retail Class), James Small Cap Fund, James Mid Cap Fund and James Long-Short Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), with a Plan, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4) $210 for any special meeting held outside of a regularly scheduled board meeting, and (5) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee Fees.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. For the year ended June 30, 2018, the James Small Cap Fund, James Mid Cap Fund, and James Micro Cap Fund utilized their line of credit. The average amount of borrowings was $103,167 over 6 days with a weighted-average interest rate of 4.63% for the James Small Cap Fund. The average amount of borrowings was $4,000 over 1 day with a weighted-average interest rate of 4.50% for the James Mid Cap Fund. The average amount of borrowings was $240,714 over 7 days with a weighted-average interest rate of 4.32% for the James Micro Cap Fund. During the year ended June 30, 2018, the James Balanced: Golden Rainbow Fund, James Aggressive Allocation Fund, and James Long-Short Fund did not utilize line of credit. Interest on funded and unfunded loans was $80 for the James Small Cap Fund, $1 for the James Mid Cap Fund, and $201 for the James Micro Cap Fund for the year ended June 30, 2018. Each Fund’s line of credit agreement expired on July 10, 2018 and was renewed for one year. The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$50,000,000	Prime Rate*	July 9, 2019
James Small Cap Fund	$3,500,000	Prime Rate*	July 9, 2019
James Mid Cap Fund	$750,000	Prime Rate*	July 9, 2019
James Micro Cap Fund	$1,500,000	Prime Rate*	July 9, 2019
James Aggressive Allocation Fund	$500,000	Prime Rate*	July 9, 2019
James Long-Short Fund	$3,000,000	Prime Rate*	July 9, 2019

*	The rate at which the Bank announces as its prime lending rate.

62	www.jamesfunds.com

James Advantage Funds Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of James Advantage Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of James Advantage Funds comprising the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund, and James Long-Short Fund (the "Funds"), including the schedules of investments, as of June 30, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except James Aggressive Allocation Fund; the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, for James Aggressive Allocation Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except James Aggressive Allocation Fund as of June 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of James Aggressive Allocation Fund as of June 30, 2018; the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

August 24, 2018

We have served as the auditor of one or more James Advantage Funds investment companies since 1998.

Annual Report | June 30, 2018	63

Additional Information	James Advantage Funds

June 30, 2018 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2017 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	70.82%
James Small Cap Fund	18.53%
James Mid Cap Fund	20.20%
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%
James Long-Short Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2017 qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	68.53%
James Small Cap Fund	20.63%
James Mid Cap Fund	21.99%
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%
James Long-Short Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $190,064,622, James Advantage Small Cap Fund designated $ 11,632,222, James Mid Cap Fund designated $ 3,055,887, and James Micro Cap Fund designated $2,102,728 as long-term capital gains dividend.

64	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2018 (Unaudited)

The Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Management Agreement with James Investment Research (the “Adviser”) for the James Balanced: Golden Rainbow Fund, the James Small Cap Fund, the James Long-Short Fund, James Aggressive Allocation Fund, the James Mid Cap Fund and the James Micro Cap Fund (the “Funds”) at a meeting on February 19, 2018.

In renewing and approving the Management Agreements, the Board, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Management Agreements. The Board reviewed certain background materials supplied by the Adviser, including its organizational structure and Form ADV.

The Board reviewed and considered information regarding the Adviser’s investment advisory personnel, its history as an asset manager and its performance, and the amount of assets currently under management by Adviser and its affiliated investment adviser. The Board also took into account the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board noted that the Adviser continues to primarily rely on in-house research when making its investment decisions for each Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds.

The Board also reviewed, among other things, the Adviser’s compliance policies generally, including its insider trading policies and procedures and its Code of Ethics.

The Board discussed each Fund’s strategy for investing in other investment companies, such as closed-end mutual funds and exchange-traded funds, to gain exposure to particular investment products, indexes, or foreign market sectors or indices.

Based on the information provided, the Board determined that the nature, extent and quality of services rendered by the Adviser to each Fund under the applicable Management Agreement was adequate and appropriate in light of the needs of such Fund. Based on the information provided, the Board also determined that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of other investment companies owned by the Funds.

Cost of Services Provided

The Board also reviewed the current management fees and net annual operating expense ratios of each Fund, comparing them with the management fees of a peer group of funds with the same, or very similar, investment objectives and strategies. According to the Adviser, each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size, and was in large part, consistent with the peer group that had been used in prior periods and in other similar reports provided to the Trustees from time to time.

The Board noted that all of the Funds, except The James Balanced: Golden Rainbow Fund, have a universal fee structure. Under the universal fee structure, the Adviser generally pays the expenses of the Fund. The Board noted that for the universal fee Funds, it would not be unreasonable for the Adviser to be compensated with a higher management fee relative to the peer group members that do not employ this universal fee structure, and that comparing the universal fee against the net annual operating expense ratios of comparable funds was of analytical value. The Board also reviewed calculations prepared by the Adviser to derive a “net adjusted management fee” for each of the universal fee Funds equal to the universal fee after deduction of all direct non-distribution expenses of the Fund paid by the Adviser. The Board reviewed the comparison of the net adjusted management fee for each Fund relative to the average management fee for its peer group. The Board also reviewed the net annual operating expense ratio for each Fund relative to its peer group.

The Board further noted that some of the funds in the peer groups were one class of a fund that had many classes or were one fund of a much larger fund complex and, thus, could benefit from economies of scale provided by the other classes of such fund or complex. The Board also noted the additional difficulty of comparing the net expense ratios of long-short funds because of their widely differing expense levels for interest expenses, securities sold short, and other similar line items unique to that class of funds.

Based on the information provided, the Board determined that the actual management fee for the James Balanced: Golden Rainbow Fund: Retail Class and the James Balanced: Golden Rainbow Fund: Institutional Class was slightly above the peer group average; and the net adjusted management fee for the James Small Cap Fund and James Micro Cap Fund was above the peer group average, while the same fee for the James Mid Cap Fund, James Long-Short Fund was below the peer group average, and for the James Aggressive Allocation Fund was significantly below the peer group average.

Annual Report | June 30, 2018	65

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds

June 30, 2018 (Unaudited)

Based on the information provided, the Board also determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Institutional Class, James Long-Short Fund, and the James Aggressive Allocation Fund were slightly lower than its respective peer group median expense ratios. In contrast, the Board determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Retail Class, James Small Cap Fund, James Mid Cap Fund, and James Micro Cap Fund were generally higher than their respective peer group median expense ratios. The Board concluded that these differences were reasonable in light of the long-term performance of each Fund, the services provided by the Adviser, and the net adjusted management fees paid by each Fund.

Performance

The Board reviewed the performance data for each Fund provided by the Adviser, including (to the extent available), one-year, three-year, five-year and ten-year (or since inception, as applicable) average annual total returns as of December 31, 2017. The Board also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance, and respective benchmarks.

With respect to The James Balanced: Golden Rainbow Fund, they noted that the Fund’s Retail Class had outperformed its peer group average and Morningstar group average for the five- and ten-year periods, but underperformed during the one-year and three-year period, and that the Institutional Class had similarly outperformed those groups during the five-year, and underperformed during the one-year and three-year period. With respect to the James Small Cap Fund, the Board noted that the Fund had underperformed its peer group average and Morningstar group average for the one-, three-, five-year, and ten-year periods. The Board then noted that the James Mid Cap Fund had underperformed its peer group average and Morningstar group average for the three-, five-year, and ten-year periods, but had outperformed its peer group average and Morningstar group average during the one-year period. For the James Micro Cap Fund, the Board noted that the Fund had outperformed its peer group average and Morningstar group average during the five-year period, outperformed its peer group average and underperformed its Morningstar group average during the three-year period, and underperformed its peer group and the Morningstar group average during the one-year period. For the James Long-Short Fund, the Board noted that the Fund had outperformed its peer group average and Morningstar group average during the one-year and five-year period, but underperformed during the three-year period. For the James Aggressive Allocation Fund, the Board noted that the Fund had a short performance record, and outperformed its peer group average during the one-year period, but underperformed its Morningstar group average during the same period.

Based on the information provided, the Board determined that, with the exception of the James Small Cap Fund, the performance of each Fund was favorable over some or many of the periods considered for each Fund.

Comparable Accounts

The Board reviewed comparisons of the fees charged by the Adviser to each Fund against fees charged to certain private account and other registered investment company clients of the Adviser using similar strategies, if any.

Based on the information provided, the Board determined that, bearing in mind the limitations of comparing different types of clients and the different levels of service typically associated with such client accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by each Fund.

Adviser Profitability

The Board reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ended September 30, 2017, reflecting revenues net of certain fees and expenses under each Management Agreement, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses applied to each Fund. The Board also considered certain industry-related materials regarding the analysis of fund profitability and took note of other long term industry and cyclical trends regarding profitability generally. The Board noted that profitability analysis had changed for prior years due to certain changes in the tax treatment of the Adviser.

The Board discussed the assumptions and estimates included in the fund profitability analysis, and received additional information from the Adviser about these assumptions and estimates.

Based on the information provided, the Board determined that the overall profitability of each Fund to the Adviser, before taking into account distribution expenses incurred by the Adviser, was not unreasonable.

66	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2018 (Unaudited)

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds would be shared with, and passed along to, the Fund shareholders under the Management Agreements. The Board noted that each Management Agreement included breakpoints in the management fee for each Fund, and that several of the breakpoints for the James Balanced: Golden Rainbow Fund were currently in effect.

Based on the information provided, the Board determined there were mechanisms in place for each Fund to cause the benefits of economies of scale to be shared with, and passed along to, the Fund shareholders.

Other Benefits to the Adviser

The Board reviewed and considered material other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds. The Board noted that the Adviser does not have any soft dollar arrangements. The Board also noted that the Adviser benefits from its association with the Funds, and that the Adviser benefits from favorable press, name recognition, and other intangible effects generated by the Funds.

Based on the information provided, the Board determined there were no material other benefits accruing to the Adviser in connection with its relationship with the Funds.

The Board indicated that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Management Agreements, the Board had received sufficient information to renew and approve the applicable Agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders.

Annual Report | June 30, 2018	67

Trustees & Officers	James Advantage Funds

June 30, 2018 (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age and principal occupation during the past 5 years for the fiscal year ended June 30, 2018.

Additional information regarding the Fund’s Trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-800-995-2637.

INTERESTED TRUSTEES

Name/Address*/Age	Position(s) With Fund/Time Served/ During Past 5 years[1]	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[2], CFA James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1956	President & Trustee since 1997	President and CEO, James Investment Research (2005 - present); CEO and Director, James Capital Alliance (1992 - present)	6	Director, Heart to Honduras (2006 - present); Director, FAIR Foundation (2010 - present)

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Funds/Time Served/ During Past 5 years[1]	Principal Occupation(s) by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Anthony P. D’Angelo Year of Birth: 1930	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	6	None
Leslie L. Brandon Year of Birth: 1942	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, Ohio (1966 - 2000)	6	None
Ronald D. Brown Year of Birth: 1953	Trustee Since 2014	Interim Chief Executive Officer, LSI Industries Inc. (2018-Present); Vice Chairman, The Armor Group (2017-2018); Chief Operating Officer, The Armor Group (2013-2017); Chief Financial Officer, Makino Inc. (2010 - 2013); Managing Director, Taft Business Consulting LLC. (2009 - 2013)	6	Director, of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present); Director, Zep, Inc. (2010 - 2015) Director of Makino Inc. (2010 - 2013)
Robert F. Chelle Year of Birth: 1948	Trustee since 2014	Retired Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 - 2015); President/CEO, High Voltage Maintenance Corp, Dayton, OH (1974-1999)	6	Director of DRT Mfg. Co.(2007 - present), School Outfitters (2010 - present), Harlamert-HRG Food Brokerage, Prime Controls (2008 - present), The Siebenthaler Company (1986 - present).
Richard C. Russell Year of Birth: 1946	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - present); Retired CEO & CFO, Danis Companies (1983-2002)	6	Director, Excellence in Motivation (1996 - present); Director, DRT Manufacturing, Co. (1999 - present); Director, Catholic Community Foundation for the Archdiocese of Cincinnati, Inc. (2015 - present); Director, Catholic Education Foundation for the Archdiocese of Cincinnati, Inc. (2015 - present);

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, OH 45385

[1]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

[2]	Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

68	www.jamesfunds.com

James Advantage Funds	Trustees & Officers

June 30, 2018 (Unaudited)

OFFICERS
Name/Address/Age	Positions Held With Fund/Date Service Began	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1949	Vice President, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc., Chief Compliance Officer, James Investment Research, Inc. (1997-2011)
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1983	Chief Compliance Officer since 2012	Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (since 2012), Deputy Operating Officer, James Investment Research, Inc. (since 2017), Deputy Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (2010-2011)
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Assistant Secretary since 2011	Senior Vice President, James Investment Research, Inc. (since 2018), Vice President, James Investment Research, Inc. (2014-2018), First Vice President of James Investment Research, Inc. (2009-2014)
Andrea E. Kuchli, c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Year of Birth: 1985	Assistant Secretary since 2015	Vice President and Senior Counsel of ALPS Fund Services, Inc. (2015 - present); Secretary of the Principal Real Estate Income Fund (2015 - present), Secretary of the Elevation ETF Trust (2015-present), ALPS Variable Investment Trust (2016-present) and ALPS ETF Trust (2015-present), Associate Attorney, Davis Graham & Stubbs LLP (2014 - 2015); Associate Attorney, Dechert LLP (2011 - 2014)
Amy Broerman James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Deputy Chief Financial Officer since 2018 Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc. (since 2008), Assistant Treasurer of James Advantage Funds (2002-2012)
Jennell Panella c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Year of Birth: 1974	Assistant Treasurer since 2013	Fund Controller of ALPS Fund Services, Inc. (since June 2012), Financial Reporting Manager, Parker Global Strategies, LLC (2009-2012)
Brian P. Shepardson James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1973	Assistant Secretary since 2018 Assistant Treasurer since 2015	First Vice President, James Investment Research, Inc. (since 2014), Assistant Vice President of James Investment Research, Inc. (2009-2014).

Annual Report | June 30, 2018	69

Privacy Policy	James Advantage Funds

June 30, 2018 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions
●	account transactions and transaction history
●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes - information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Advantage Funds does not jointly market.

70	www.jamesfunds.com

Intentionally Left Blank

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by this report, there were no amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2(a) of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-08411, on September 7, 2016.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b)	For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;

(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(3)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(4)	An understanding of internal control over financial reporting; and

(5)	An understanding of audit committee functions.

(c)	A person shall have acquired such attributes through:

(1)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

(2)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

(3)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

(4)	Other relevant experience.

(d)

(1)	A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.

(2)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

(3)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees.

June 30, 2018	June 30, 2017
$110,000	$110,000

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2018 and June 30, 2017 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b)	Audit-Related Fees.

	Registrant	Adviser
June 30, 2018	$0	$0
June 30, 2017	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2018 and June 30, 2017 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees.

	Registrant	Adviser
June 30, 2018	$15,760	$0
June 30, 2017	$15,760	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d)	All Other Fees.

	Registrant	Adviser
June 30, 2018	$0	$0
June 30, 2017	$7,500	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2018 and June 30, 2017.

(e)	Pre-Approval Policies and Procedures.

(1)	Pursuant to the registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	n/a	n/a
Tax Fees	100%	n/a
Other Fees	100%	n/a

(f)	Not applicable to the registrant.

(g)	Aggregate non-audit fees billed by the registrant’s accountant:

	Registrant	Adviser
June 30, 2018	$10,748	$0
June 30, 2017	$12,071	$0

(h)	The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2018 and June 30, 2017, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-08411, on September 7, 2016.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date: September 6, 2018

By (Signature and Title)

/s/ Thomas L. Mangan

Thomas L. Mangan

Chief Financial Officer

Date: September 6, 2018